SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-52322)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 62  [X]
and
REGISTRATION STATEMENT (No. 811-2546)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No.         [ ]
Fidelity Commonwealth Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (x ) on June 20, 1997 pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and intends to file the Notice required by such Rule before June 29, 1997.
SPARTAN MARKET INDEX FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION




1...............................................      Cover Page

2  a............................................      Expenses

    b,c..........................................     Contents; The Fund at a Glance; Who May Want To Invest

3  a...........................................       Financial Highlights

   b..........................................        *

    c,d...........................................    Performance

4  a(i).........................................      Charter

    a(ii).......................................      The Fund at a Glance; Investment Principles and Risks

    b............................................     Investment Principles and Risks

  c.............................................      Who May Want to Invest; Investment Principles and Risks

5  a............................................      Charter

    b(i)........................................      Cover Page; The Fund at a Glance; Charter; Doing
                                                      Business with Fidelity

    b(ii).......................................      Charter

    b(iii)......................................      Expenses; Breakdown of Expenses

     c........................................        *

     d............................................    Charter; Breakdown of Expenses

     e............................................    Cover Page; Charter

     f.............................................   Expenses

                                                      Charter
g(i)............................................

    g(ii).........................................    *

5  A............................................      Performance

6   a(i)........................................      Charter

     a(ii).......................................     How to Buy Shares; How to Sell Shares; Transaction
                                                      Details; Exchange Restrictions

     a(iii).....................................      Charter

     b............................................    *

     c...........................................     Transaction Details; Exchange Restrictions

     d...........................................     *

     e...........................................     Doing Business with Fidelity; How to Buy Shares; How to
                                                      Sell Shares; Investor Services

     f,g.........................................     Dividends, Capital Gains, and Taxes

     h.........................................       *

7   a...........................................      Cover Page; Charter

     b...........................................     Expenses; How to Buy Shares; Transaction Details

     c...........................................     *

     d...........................................     How to Buy Shares

     e...........................................     *

     f............................................    Breakdown of Expenses

8  ..............................................     How to Sell Shares; Investor Services; Transaction Details;
                                                      Exchange Restrictions

9  ..............................................     *



* Not Applicable



SPARTAN MARKET INDEX FUND
CROSS REFERENCE SHEET
(CONTINUED)

Part B:  Statement of Additional Information



Form N-1A Item Number                                SAI Caption

10,11.........................................       Cover Page

12..............................................     Description of the Trust

13  a,b,c....................................        Investment Policies and Limitations

      d...........................................   *

14  a,b,                                             Trustees and Officers
c........................................

15  a,b.....................................         *

                                                     Trustees and Officers
c..............................................

16  a(i).......................................      FMR; Portfolio Transactions

      a(ii).......................................   Trustees and Officers

      a(iii),b...................................    Management Contract

       c,d......................................     Contracts with FMR Affiliates

                                                     *
e...........................................

                                                     Distribution and Service Plan
f............................................

                                                     *
g...........................................

                                                     Description of the Trust
h...........................................

                                                     Contracts with FMR Affiliates
i............................................

17                                                   Portfolio Transactions
a,b,c.......................................

       d,e.....................................      *

18   a........................................       Description of the Trust

                                                     *
b...........................................

19   a.......................................        Additional Purchase and Redemption Information

                                                     Valuation; Additional Purchase and Redemption
b...........................................         Information

                                                     *
c...........................................

20..............................................     Distributions and Taxes

21   a,b.................................            Contracts with FMR Affiliates

       c................................             *

22                                                   *
a..............................................

     b                                               Performance
 .............................................

23..............................................     Financial Statements



   S    PARTA   N(registered trademark)
MARKET INDEX
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of
the Statement of Additional Information (SAI) dated    June 20, 1997    .
The SAI has been filed with the Securities and Exchange Commission (SEC)
and is available    along with other relat    ed materials on the SEC's
Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION  PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
   SMI-pro-0697
(fund number 317, trading symbol FSMKX)
Spartan Market Index seeks a total return which corresponds to that of the Standard & Poor's 500 Index.
PROSPECTUS
   JUNE 20, 1997    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109


CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND
                           RISKS The fund's overall
                           approach to investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated
                           and what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account,
                           including tax-sheltered retirement
                           plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking
                           money out and closing your
                           account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

                           APPENDIX

   KEY FACTS


THE FUND AT A GLANCE
GOAL: Total return that corresponds to that of the Standard & Poor's 500 Index (S&P 500(registered trademark)). As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests in equity securities of companies that compose the S&P 500 and in other instruments that are based on the value of the index.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
SIZE: As of April 30, 1997,    the fund ha    d    over $2.3 billion i    n
assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to keep expenses low while pursuing growth of capital and income through a portfolio of securities that includes common stocks of companies representing a significant portion of
the market value of all common stocks publicly traded i    n the United
States, as measured by the S&P 500.
   Because the fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. In this fund, FMR generally will not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
The value of the fund's investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan. THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. Spartan
Market Index is in the
GROWTH category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(right arrow) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you    may     pay when you
buy or sell shares of a fund.    In addition, you may be charged an annual
index account fee if your account balance falls below $10,000. See "Transaction Details," page , for an explanation of how and when these charges apply.

Maximum sales charge on purchases                                        None
and reinvested distributions

Deferred sales charge on redemptions                                     None

Redemption fee (as a % of amount redeemed on shares held less than 90    0.50%
days)

Exchange fee                                                             None

   Annual index account fee (for accounts                                  $10.00
   under $10,000)


ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund
pays a management fee to FMR.        Expenses are factored into the fund's
share price or dividends and are not charged directly to shareholder
accounts (see    "Breakdown of Expenses"     page ).
   The following figures are projections based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. FMR has entered into arrangements on behalf of the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to offset a portion of the fund's expenses.
Management fee (after reimbursement)          0.19
                                                     %

   12b-1 fee                                  None

   Other expenses                                0.00
                                                     %

   Total fund operating expenses                0.19
   (after reimbursement)                             %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   After 1 year         $    2

   After 3 years        $    6

   After 5 years        $    11

   After 10 years       $    24

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)
   FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.19% of its average net assets. This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.45%, 0.00%, and 0.45%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
FINANCIAL HIGHLIGHTS
   The financial highlights table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
SELECTED PER-SHARE DATA



    Years ended April               1997        1996        1995        1994F       1993        1992        1991        1990D
 30

 Net asset value,                $ 48.22     $ 38.32     $ 33.49     $ 32.84     $ 30.94     $ 28.06     $ 24.58     $ 25.00
 beginning  of
 period

 Income from
 Investment
 Operations

  Net investment                   .95E        .92         .85         .81         .81         .82         .76         .13
 income

  Net realized and                 10.58       10.32       4.77        .81         1.89        2.94        3.49        (.57)
 unrealized
  gain (loss)

  Total from                       11.53       11.24       5.62        1.62        2.70        3.76        4.25        (.44)
 investment
  operations

 Less Distributions

  From net                         (.90)       (.99)       (.80)       (.80)       (.81)       (.83)       (.85)       --
 investment
  income

  From net realized                (1.05)      (.37)       --          (.17)       --          (.07)       --          --
 gain

  In excess of net                  --          --          --          (.01)       --          --          --          --
  realized gain

  Total distributions              (1.95)      (1.36)      (.80)       (.98)       (.81)       (.90)       (.85)       --

 Redemption fees                   .02         .02         .01         .01         .01         .02         .08         .02
 added
 to paid in capital

 Net asset value,                 $ 57.82     $ 48.22     $ 38.32     $ 33.49     $ 32.84     $ 30.94     $ 28.06     $ 24.58
 end of period

 Total returnB,C                   24.58%      29.83       17.08%      4.95%       8.85%       13.74%      18.04%      (1.68)%
                                               %

 RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of                $2,300      $1,011      $391        $283        $305        $230        $112        $15
 period
 (In millions)


 Ratio of expenses                 .44%        .45         .45%        .45%        .44%        .35%        .28%        .28%A
 to                                G           %                                   G           G           G           ,G
 average net assets

 Ratio of net                      1.82%       2.11        2.49%       2.38%       2.54%       2.84%       3.52%       3.41%A
 investment income                             %
 to average net
 assets

 Portfolio turnover                6%          5           2%          3%          0%          1%          1%          0%
 rate                                         %

 Average                           $.0271
 commission rateH


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD MARCH 6, 1990 (COMMENCEMENT OF SALE OF SHARES) TO APRIL
30, 1990.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
   Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from May 1 through April 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended           Pas      Past      Life
April 30, 1   997              t 1      5         of
                               yea      year      fund
                               r        s         A

S   partan Market IndexB       24.58    16.69     15.79
                               %        %         %

   S&P 500                     25.1   3 17.10     16.06
                                      %        %  %

   Lipper S&P 500 Index
Objective Funds Average           24.49 16.56        n/a
                                      %        %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended           Pas      Past      Life
April 30, 1   997              t 1      5         of
                               yea      year      fund
                               r        s         A

   Spartan Market IndexB       24.58    116.3     185.5
                               %        5%        8%

   S&P 500                     25.1   3 120.2     190.   2
                                      %    3    %    3    %

   Lipper S&P 500 Index           24.49 115.1         n/a
   Objective Funds Average            %    8    %

   A FROM MARCH 6, 1990 (COMMENCEMENT OF OPERATIONS)
B IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE PERIODS, TOTAL RETURNS WOULD HAVE BEEN LOWER.
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund on March 6, 1990. From that date through April 30, 1997, the fund's total return was 185.58%. Your $10,000 would have grown to $28,558 (the initial investment plus 185.58% of $10,000).
$10,000 OVER LIFE OF FUND
 Fiscal years 199   0     199   3     1997
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 10080.0
Row: 3, Col: 1, Value: 9832.0
Row: 4, Col: 1, Value: 10828.0
Row: 5, Col: 1, Value: 10759.05
Row: 6, Col: 1, Value: 10726.82
Row: 7, Col: 1, Value: 9755.68
Row: 8, Col: 1, Value: 9278.83
Row: 9, Col: 1, Value: 9246.32
Row: 10, Col: 1, Value: 9843.77
Row: 11, Col: 1, Value: 10104.76
Row: 12, Col: 1, Value: 10552.31
Row: 13, Col: 1, Value: 11307.81
Row: 14, Col: 1, Value: 11576.4
Row: 15, Col: 1, Value: 11605.36
Row: 16, Col: 1, Value: 12101.66
Row: 17, Col: 1, Value: 11541.33
Row: 18, Col: 1, Value: 12083.37
Row: 19, Col: 1, Value: 12362.73
Row: 20, Col: 1, Value: 12158.48
Row: 21, Col: 1, Value: 12318.02
Row: 22, Col: 1, Value: 11818.41
Row: 23, Col: 1, Value: 13169.28
Row: 24, Col: 1, Value: 12923.44
Row: 25, Col: 1, Value: 13084.5
Row: 26, Col: 1, Value: 12824.48
Row: 27, Col: 1, Value: 13199.92
Row: 28, Col: 1, Value: 13259.64
Row: 29, Col: 1, Value: 13062.4
Row: 30, Col: 1, Value: 13590.56
Row: 31, Col: 1, Value: 13311.45
Row: 32, Col: 1, Value: 13465.08
Row: 33, Col: 1, Value: 13503.97
Row: 34, Col: 1, Value: 13957.71
Row: 35, Col: 1, Value: 14131.46
Row: 36, Col: 1, Value: 14240.2
Row: 37, Col: 1, Value: 14431.57
Row: 38, Col: 1, Value: 14731.95
Row: 39, Col: 1, Value: 14368.79
Row: 40, Col: 1, Value: 14749.45
Row: 41, Col: 1, Value: 14784.85
Row: 42, Col: 1, Value: 14718.47
Row: 43, Col: 1, Value: 15267.21
Row: 44, Col: 1, Value: 15147.31
Row: 45, Col: 1, Value: 15458.89
Row: 46, Col: 1, Value: 15307.55
Row: 47, Col: 1, Value: 15490.51
Row: 48, Col: 1, Value: 16009.85
Row: 49, Col: 1, Value: 15571.1
Row: 50, Col: 1, Value: 14886.68
Row: 51, Col: 1, Value: 15080.31
Row: 52, Col: 1, Value: 15323.46
Row: 53, Col: 1, Value: 14942.26
Row: 54, Col: 1, Value: 15431.43
Row: 55, Col: 1, Value: 16056.48
Row: 56, Col: 1, Value: 15661.49
Row: 57, Col: 1, Value: 16007.7
Row: 58, Col: 1, Value: 15420.05
Row: 59, Col: 1, Value: 15649.2
Row: 60, Col: 1, Value: 16052.46
Row: 61, Col: 1, Value: 16671.1
Row: 62, Col: 1, Value: 17154.37
Row: 63, Col: 1, Value: 17656.61
Row: 64, Col: 1, Value: 18352.37
Row: 65, Col: 1, Value: 18766.45
Row: 66, Col: 1, Value: 19389.52
Row: 67, Col: 1, Value: 19436.02
Row: 68, Col: 1, Value: 20247.4
Row: 69, Col: 1, Value: 20172.6
Row: 70, Col: 1, Value: 21046.82
Row: 71, Col: 1, Value: 21439.08
Row: 72, Col: 1, Value: 22172.32
Row: 73, Col: 1, Value: 22371.0
Row: 74, Col: 1, Value: 22600.27
Row: 75, Col: 1, Value: 22923.54
Row: 76, Col: 1, Value: 23503.52
Row: 77, Col: 1, Value: 23597.08
Row: 78, Col: 1, Value: 22548.32
Row: 79, Col: 1, Value: 23009.58
Row: 80, Col: 1, Value: 24292.52
Row: 81, Col: 1, Value: 24960.81
Row: 82, Col: 1, Value: 26833.97
Row: 83, Col: 1, Value: 26283.26
Row: 84, Col: 1, Value: 27916.74
Row: 85, Col: 1, Value: 28123.38
Row: 86, Col: 1, Value: 26952.39
Row: 87, Col: 1, Value: 28557.59
$
$28,558



UNDERSTANDING
PERFORMANCE
Because this fund invests in
stocks, its performance is
related to that of the overall
stock market. Historically,
stock market performance
has been characterized by
volatility in the short run and
growth in the long run. You
can see these two
characteristics reflected in the
fund's performance; the
year-by-year total returns on
page  show that short-term
returns can vary widely, while
the returns in the mountain
chart show long-term growth.
(checkmark)
EXPLANATION OF TERMS
   TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
S&P 500     is a widely recognized, unmanaged index of common stocks.
   Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
   THE COMPETITIVE FUNDS AVERAGE     is the Lipper S&P 500 Index Objective
Funds Average   . As of April 30, 1997, the average reflected     the
performance of    55     mutual funds with similar    investment
objectives. This average, published     by Lipper Analytical Servi   ces,
Inc., excludes the effect of sales loads.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years            1991   1992  1993   1994  1995   1996
SPARTAN  MARKET INDEX     30.33% 7.31%  9.62% 1.02% 37.00% 22.60%
S&P 500                   30.47% 7.62% 10.08% 1.32% 37.58% 22.96%
Lipper S&P 500 Index
Objective Funds Average   29.64% 7.12%  9.53% 0.91% 36.84% 22.30%
Consumer Price Index       3.06% 2.90%  2.75% 2.67%  2.54%  3.32%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 30.33
Row: 6, Col: 1, Value: 7.31
Row: 7, Col: 1, Value: 9.619999999999999
Row: 8, Col: 1, Value: 1.02
Row: 9, Col: 1, Value: 37.0
Row: 10, Col: 1, Value: 22.6
   (LARGE SOLID BOX) Spartan

Market Index
THE FUND IN DETAIL


CHARTER
   SPARTAN     MARKET INDEX IS A MUTUAL FUND: an investment that pools
shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's
funds and services. Fidelity Servi   ce Company, Inc. (FSC    ) performs
transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The fund seeks to provide    investment results that correspond to the
total return of a broad range of common stocks publicly traded in the United States.
To achieve this objective, the fund attempts to duplicate the composition
and total return of the S&P 500.     The S&P 500 is made up of 500 common
stocks, most of which trade on the New York Stock Exchange (NYSE). Standard & Poor's (S&P) is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good
investment.    The S&P 500 is a widely recognized, unmanaged index of
common stock prices.     It is generally acknowledged that the S&P 500
broadly represents the performance of publicly traded common stocks in the
United States.    Total returns for the S&P 500 assume reinvestment of
dividends but do not include the effect of brokerage commissions, or other fees. At some time in the future FMR may, subject to shareholders' approval and 30 days' notice, select another index if such a standard of comparison is deemed to be more representative of the performance of U.S. common stocks.
Under normal conditions the     fund seeks to invest at least 80% of its
assets in equity securities of companies that compose the S&P 500.
   The fund may not always hold all of the same securities as the S&P 500.
    FMR may choose, if extraordinary circumstances warrant, to exclude an
   index stock     from the fund and    substitut    e a similar stock if
doing so will help the fund achieve its objective.
   The fund may not track the S&P 500 perfectly. Differences between the S&P 500 and the fund's portfolio may cause differences in performance. Even if the fund's investments match the S&P 500 exactly, its returns could differ on a day-to-day basis because of differences in how the fund and the S&P 500 are valued. The fund normally values all of its investments at 4:00 p.m. Eastern time. The S&P 500 is valued by its sponsor, who may use different closing prices than the fund does. In addition, the fund's ability to replicate the S&P 500's returns will depend to some extent on transaction costs and the size and frequency of cash flows into and out of the fund.
The fund seeks to achieve a 98% or better correlation between its total return and the total return of the S&P 500. FMR uses an indexing technique to structure the fund's portfolio similarly to that of the S&P 500. FMR monitors correlation between the performance of the fund and that of the S&P 500 on a monthly basis. Correlation is measured by comparing the fund's monthly total returns to those of the S&P 500 over the most recent 36-month period. In the unlikely event that the fund cannot achieve a correlation of 98% or better, the trustees will consider alternative arrangements.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. Also, as a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the fund, they may be worth more or less than what you paid for them.
The fund may purchase short-term debt securities for cash management purposes and may use various techniques, such as stock index futures, to adjust its exposure to the S&P 500.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
   RESTRICTIONS:     With respect to 75% of total assets, the fund m   ay
not purchase     more than 10% of the outstanding voting securities of a
single issuer.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can us   e these practices in its effort to track the return of the S&P
500. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
        OTHER INSTRUMENTS may include    securities of closed-end
investment companies a    nd real estate-related instruments.
   CASH MANAGEMENT.     The fund may invest in money market securities, in
repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not
purchase a security if,     as a result, more than 5%    would be invested
in th    e securities of    any issue    r. This limitation does not apply
to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500, while keeping transaction costs and other expenses low.
With respect to 75% of its total assets, the fund may not    purchase a
security if, as a result,     more than 5% would be invested in the
securities of any issuer and may n   ot purchase more th    an 10% of the
outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance. MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fund pays the fee at the annual rate of 0.45% of its average net assets.
   FSC performs many transactions and accounting functions fo    r the
fund. These services include processing shareholder transactions and calculating the fund's share price. FMR, and not the fund, pays for these services.
   To offset shareholder service costs, FSC also collects the fund's annual index account fee of $10.00 per account on accounts under $10,000.
The fund has adopted a Distribution and Service Plan. This plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the fund does not pay FMR any separate fees for this service.
The fund's portfolio turnover rate for the fiscal year ended    April 1997
    was    6%.     This rate varies from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80 wal    k-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
       You may purchase or sell shares of the    fund through an investment
professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special
provisions, additional service features or     fees that may apply to
   your investment in the fund    . Certain features of the fund, such as
the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement
accounts   . If you are investing through a retirement account     or if
your employer offers the fund through a retirement program,    you may be
subject to additional fees. For more information, please refer to your
program materials, contact your employer, or call your r    e   tirement
benefits number or Fidelity directly, as appro    priate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 234
(solid bullet) Assets in Fidelity mutual
funds: over $440 billion
(solid bullet) Number of shareholder
accounts: over 31 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 273
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SIMPLE IRAS    provide small business owners and
those with self-employed income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
   TO OPEN AN ACCOUNT  $10,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts      $500
   TO ADD TO AN ACCOUNT  $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $500
MINIMUM BALANCE $5,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE        .
These minimums may vary for investments through Fidelity Portfolio Advisory
Services.    There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.

                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777
(phone_graphic)       (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                      Fidelity fund account                         Fidelity fund account
                      with the same                                 with the same
                      registration, including                       registration, including
                      name, address, and                            name, address, and
                      taxpayer ID number.                           taxpayer ID number.
                                                                    (small solid bullet) Use Fidelity Money
                                                                    Line to transfer from
                                                                    your bank account. Call
                                                                    before your first use to
                                                                    verify that this service
                                                                    is in place on your
                                                                    account. Maximum
                                                                    Money Line:    up to
                                                                       $100,000.

Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Spartan
                      check payable to                              Market Index Fund."
                      "Spartan Market Index                         Indicate your fund
                      Fund." Mail to the                            account number on
                      address indicated on                          your check and mail to
                      the application.                              the address printed on
                                                                    your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.

In Person
(hand_graphic)        (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                      and check to a Fidelity                        Fidelity Investor Center.
                      Investor Center. Call                          Call 1-800-544-9797 for
                      1-800-544-9797 for the                         the center nearest you.
                      center nearest you.

Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Spartan
                      Bank Routing                                    Market Index Fund"
                      #021001033,                                     and include your
                      Account #00163053.                              account number and
                      Specify "Spartan                                your name.
                      Market Index Fund"
                      and include your new
                      account number and
                      your name.

Automatically
(automatic_graphic)   (small solid bullet) Not available.             (small solid bullet) Use Fidelity Automatic
                                                                      Account Builder. Sign
                                                                      up for this service
                                                                      when opening your
                                                                      account, or call
                                                                      1-800-544-6666 to add
                                                                      it.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
To enhance the fund's ability to track the S&P 500, shareholders are urged to submit redemption requests before 2 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at l   east
$5,000     worth of shares in the account to keep it open ($500 for
retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

      ACCOUNT TYPE   SPECIAL REQUIREMENTS

IF YOU SELL SHARES OF THE FUND AFTER HOLDING THEM LESS THAN 90 DAYS, THE FUND WILL
DEDUCT A REDEMPTION FEE EQUAL TO 0.50% OF THE VALUE OF THOSE SHARES.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum:    up to
                                                                              $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types    (small solid bullet) You must sign up for the wire
                                                 except retirement    feature before using it. To
                                                                      verify that it is in place, call
                                                                      1-800-544-6666. Minimum
                                                                      wire: $5,000.
                                                                      (small solid bullet) Your wire redemption request
                                                                      must be received    and
                                                                         accepted b    y Fidelity before 4
                                                                      p.m. Eastern time for money
                                                                      to be wired on the next
                                                                      business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
   TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM       FREQUENCY     SETTING UP OR CHANGING
   $500       Monthly or    (small solid bullet) For a new account, complete the
              quarterly     appropriate section on the fund
                            application.
                            (small solid bullet) For existing accounts, call
                            1-800-544-6666 for an application.
                            (small solid bullet) To change the amount or frequency of
                            your investment, call 1-800-544-6666 at
                            least three business days prior to your
                            next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM       FREQUENCY    SETTING UP OR CHANGING
   $500       Every pay    (small solid bullet) Check the appropriate box on the fund
              period       application, or call 1-800-544-6666 for an
                           authorization form.
                           (small solid bullet) Changes require a new authorization
                           form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM       FREQUENCY        SETTING UP OR CHANGING
   $500       Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
              bimonthly,       both accounts are opened.
              quarterly, or    (small solid bullet) To change the amount or frequency of
              annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains
to shareholders each year.    Normally, dividends and capital gains are
distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers three options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund
realizes capital gains
whenever it sells securities
for a higher price than it paid
for them. These are passed
along as CAPITAL GAIN
DISTRIBUTIONS.
(checkmark)
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund    has realized but
not yet distributed income or capital gains,     you will pay the full
price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments and these taxes generally will reduce the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value.
       THE FUND'S OFFERING PRICE    (price to buy one share) is its NAV.
The fund's     REDEMPTION PRICE    (price to sell one share) is its NAV
minus the fund's redemption fee, if applicable.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
A REDEMPTION FEE, if applicable, of    0.50% for shares held less than 90
days     will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were
acquired through reinvestment of distributions.    If you bought shares on
different days,     the shares you held longest will be redeemed first for
purposes of determining whether th   e redemption     fee applies.
   THE FUND CHARGES AN ANNUAL INDEX ACCOUNT FEE of $10.00 per account to offset shareholder service costs if your account balance falls below $10,000. The index account fee does not apply to assets held in employee benefit plans (including Fidelity sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP IRAs and The Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of its assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, this fee does not apply to assets held in a Fidelity Regular IRA or Fidelity Rollover IRA purchased with the proceeds of a distribution or transfer from an employee benefit
plan as d    e   scribed above provided that at the time of the
distribution or transfer the employee benefit plan satisfies the requirements described above. This fee will be deducted from the December distribution. If the amount of the distribution is not sufficient to pay the fee, the fee may be deducted directly from your account balance.
IF YOUR ACCOUNT BALANCE FALLS BELOW    $5,000    , you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must    be available
for s    ale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
fees of up to 1.00% on purchases,     administrative fees of up to
$7.50   ,     and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
APPENDIX
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.
"Standard & Poor's(registered trademark)," "S&P(registered trademark)," "S&P 500(registered trademark)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill, Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.





This prospectus is printed on recycled paper using soy-based inks.
   SPARTAN     MARKET INDEX FUND
A FUND OF FIDELITY COMMONWEALTH TRUST
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 20, 1997
This    Statement of Additional     Information (SAI) is not a prospectus
but should be read in conjunction with the fund's current Prospectus (dated
June 20, 1997). Please retain this document for future reference.    The
fund's Annual Report is a separate document supplied with this SA    I. To
obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                 PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix: About the Standard & Poor's 500 Index

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
   Fidelity Service Company, Inc.     (FSC)
   SMI-ptb-0697
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not
fundamental and may be changed without shareholder approval.    THE
FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities
to other parties, except by    (a)     lending money (up to 5% of the
fund's net assets) to a registered investment company or portfolio for
which FMR or an affiliate serves as investment advise   r or (b) acquiring
loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of
the sellers.     (This limitation does not apply to purchases of debt
securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the
section entitled "Limitations on Futures and Options    Transactions" on
page .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES. The    fund may purchase the shares of
closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency
transaction    s on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a
lesser rate of exchange should the c   ounterparty     desire to resell
that currency to the dealer.    Forward contracts are customized
transactions that require a specific amount of a currency to be delivered
at a specific exchange rate on a specific date or range o    f dates in the
future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
   A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the
security.     Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a
time when FMR had    hedged a fund by     selling that currency in exchange
for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that the fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the fund and the risk of actual liability if the fund is involved in litigation. No guarantee can be made, however, that litigation against the fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When the fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
       LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
FMR also intends to follow certain other limitations on the fund's futures and option activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the return of the S&P 500 or a comparable stock index. Indexed securities can be affected by changes in interest rates and the creditworthiness of their issuers as well as stock prices, and may not track the S&P 500 as accurately as direct investments in S&P 500 stocks.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVESTMENT DETAILS. The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the fund, utilizing a "passive" or "indexing" investment approach. attempts to duplicate the performance of the S&P 500. The fund may omit or remove an S&P 500 stock from its portfolio if, following objective criteria, FMR judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. FMR may purchase stocks that are not included in the S&P 500 to compensate for these differences if it believes that their prices will move together with
the prices of S&P 500    stocks omitted from the portfoli    o.
The ability of the fund to meet its objective depends in part on its cash flow because investments and redemptions by shareholders generally will require the fund to purchase or sell portfolio securities. A low level of shareholder transactions will keep cash flow manageable and enhance the fund's ability to track the S&P 500. FMR will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the fund's portfolio to the composition of the S&P 500. In addition, the fund will maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." If the fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks (such as the S&P 500), and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to the designated index. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In order to track the return of the designated index effectively, the fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement. In addition, if the counterparty's creditworthiness declined, the swap would be likely to decline in value relative to the designated index, impairing the fund's correlation with the S&P 500. The fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition of the swap agreement, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by
and place agency transactions with    National Financial Services
Corporation (NFSC)     and Fidelity Brokerage Services (FBS),    indirect
    subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by the fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has
authorized    NFSC     to execute portfolio transactions on national
securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30, 1   997 and 1996,     the fund's
portfolio turnover rates were    6    % and 5%, respectively.
For the fiscal years ende   d April 1997, 1996, and 1995, the fu    nd paid
brokerage commissions of $   51,000    , $432,000, and $31,000,
respectively. The fund pays both commissions and spreads in connection with
the placement of portfolio transactions.    NFSC     is paid on a
commission basis. During the fiscal years ended A   pril 1997, 1996,
an    d 1995, the fund paid brokerage commissions    of $1,000, $1,    000,
and $0, respectively, to    NFSC    . During the fiscal year ended April
1997, this amounted to approximately        .96   % o    f the aggregate
brokerage commissions paid by the fund for transactions involving
approximately .3   6    % of the aggregate dollar amount of transactions
for which the fund paid brokerage commissions   .     The difference
between the percentage of brokerage commissions paid to and the percentage
of the dollar amount of transactions effected through    NFSC     is a
result of the low commission rates charged by    NFSC    .
During the fiscal year en   ded April 1997, the     fund paid
   $    43,000 in commissions to brokerage firms that provided research
services involving approximatel   y     $112,911,000    of
transactio    ns. The provision of research services was not necessarily a
factor in the placement of all this business with such firms   .
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Servi   ce Company, Inc. (    FSC) normally determines the fund's
net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
   Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as
furnished by recognized dealers in such securities or assets.    Or,
fix    ed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which market quotations are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's net asset
value (NAV) over a stated period but do n   ot include the effect of the
$10.00 index fee if accounts falls below $10,000.     Average annual total
returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. The fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below
its moving average. O   n April 25, 1997, t    he 13-week and 39-week
long-term moving averages were    $    56.31        an   d     $52.83,
respect    ively.
HISTORICAL FUND RESULTS. The following table shows the f   und's total
returns fo    r periods ended April 30, 1997.

                                    Average Annual Total Returns  Cumulative Total Returns

                                    One       Five      Life of   One       Five       Life of
                                    Year      Years     Fund*     Year      Years      Fund*



   Spartan Market Index              24.58%    16.69%    15.79%    24.58%    116.35%    85.58%


* From March 6, 1990 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided
to show how the fund's total return compared to the record of a    broad
un    managed index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the
indexes. The S&P 500 and    DJIA returns     are based on the prices of
unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the period from March 6, 1990 (commencement of operations)    to
April 30, 1997, a hy    pothetical $10,000 investment in    Spartan Market
Index     would have grown to $   28,558    , assuming all distributions
were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below.
   SPARTAN     MARKET INDEX                           INDICES




Period
Ended    Value of          Value of         Value of        Total             S&P 500*          DJIA*             Cost of
         Initial           Reinvested       Reinvested      Value                                                 Living**
         $10,000           Dividend         Capital Gain
         Investment        Distributions    Distributions







   1997  $ 23    ,128      $ 4,41   9       $ 1,011         $ 2   8,558       $ 29,02   3       $    32,046          $     12,516

1996     $ 19,288          $ 3,279          $ 356           $ 22,92   3       $ 23,194          $ 24,941          $ 12,211

1995     $ 15,328          $ 2,198          $ 130           $ 17,65   6       $ 17,812          $ 18,916          $ 11,867

1994     $ 13,396          $ 1,571          $ 114           $ 15,08   1       $ 15,165          $ 15,691          $ 11,516

1993     $ 13,136          $ 1,199          $ 34            $ 14,369          $ 14,398          $ 14,209          $ 11,250

1992     $ 12,376          $ 792            $ 32            $ 13,200          $ 13,179          $ 13,517          $ 10,898

1991     $ 11,224          $ 381            $ 0             $ 11,605          $ 11,555          $ 11,268          $ 10,563

1990     $ 9,832           $ 0              $ 0             $ 9,832           $ 9,825           $ 9,981           $ 10,070


* From March 6, 1990 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund on March 6, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period
covered (their ca    sh value at the time they were reinvested) amounted to
$   13,439    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted    to $2,392 for
dividends and $   668     for capital gain distributions.
STANDARD & POOR'S    500 INDEX

Year          Index Value           Price         Dividend
                                 Changes          Reinvestment    Total Return
                                    in Index

   1996           $ 740.74           20.26%           2.01%           22.96%

   1995          $ 615.93            34.11%           3.47%           37.58%

   1994          $ 459.27            -1.54%           2.86%           1.32%

   1993          $ 466.45            7.06%            3.02%           10.08%

   1992          $ 435.71            4.46%            3.16%           7.62%

   1991          $ 417.09            26.31%           4.16%           30.47%

   1990          $ 330.22            -6.56%           3.46%           -3.10%

   1989          $ 353.40            27.25%           4.44%           31.69%

   1988          $ 277.72            12.40%           4.21%           16.61%

   1987          $ 247.08            2.03%            3.07%           5.10%


PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders.
   The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of April 30, 1997, FMR    advised over $28 billion in tax-free fund
assets, $95 billion in money market fund assets, $317 billion in equity
fund assets, $69 billion in international fund assets, and $27 b    illion
in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1997: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the fund will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of April 30, 1997, th   e fund hereby designates approximately
$1,760,000 as a c    apital gain dividend for the purpose of the
dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some futures contracts and options are included in this 30% calculation, which may limit the fund's investments in such instruments.
If the fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
The fund is treated as a separate entity from the other funds of Fidelity Commonwealth Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (66), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Trustee and Senior Vice President, is    Vice
Chairman of     FMR    Corp.    ;    President of Fidelity Investments
Institutional Services Company, (FIIS) Inc.,     and President and a
Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
RALPH F. COX (64), Trustee (1991), is a management consultant (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency
(CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (69), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director
of NACCO Industries, Inc. (mining and    manufacturing,     1985-1995) and
Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (67), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust,
1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from
1987   -    1996.
MARVIN L. MANN (64), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (68), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (62), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
   JENNIFER FARRELLY (33), is Vice President and manager of Spartan Market Index, which she has managed since January 1994. She also manages other Fidelity funds. Ms. Farrelly joined Fidelity as a portfolio manager in 1985.
ARTHUR S. LORING (49), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
ROBERT H. MORRISON (57), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee of the fund for his or her services for the fiscal year ended April 30, 1997, or the calendar year ended December 31, 1996, as applicable.
   COMPENSATION TABLE

Trustees                              Aggregate                Total
                                      Compensation             Compensation
                                      from                     from the Fund
                                      Spartan Market           Complex*A
                                             IndexB   ,C

J. Gary Burkhead **                   $    0                   $ 0

Ralph F. Cox                             $ 544                    $     137,700

Phyllis Burke Davis                      $ 519                    $     134,700

Richard J. Flynn***                      $ 321                    $     168,000

Robert M. Gates****                      $ 156                    $     0

Edward C. Johnson 3d **                  $ 0                      $     0

E. Bradley Jones                         $ 525                    $     134,700

Donald J. Kirk                           $ 530                    $     136,200

Peter S. Lynch **                        $ 0                      $     0

William O. McCoy*****                    $ 533                    $     85,333

Gerald C. McDonough                      $ 598                    $     136,200

Edward H. Malone***                      $ 253                    $     136,200

Marvin L. Mann                           $ 537                    $     134,700

Thomas R. Williams                       $ 541                    $     136,200

* Information is    for the calendar year ended     December 31, 1996 for
235 funds in the complex.
   ** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** Mr. Gates was appointed to the Board of Trustees effective March 1,
1997.
***** During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees effective January 1, 1997.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $13, Phyllis Burke Davis, $13, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $13, Donald J. Kirk, $13, William O. McCoy, $0, Gerald C. McDonough, $13, Edward H. Malone, $13, Marvin L. Mann, $13, and Thomas R. Williams, $13.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of    April 30, 1997    , the Trustees and officers of the fund owned,
in the aggregate, less than    1    % of the fund's total outstanding
shares.
As of    April 30, 1997    , the following owned of record or beneficially
5% or more of outstanding shares of the fund:    National Financial
Services Corporation, Boston, MA (13.98%).
MANAGEMENT CONTRACT
   FMR is the fund's manager pursuant to a management contract dated February 15, 1990, which was approved by shareholders on September 19, 1990.
MANAGEMENT SERVICES.     The fund employs FMR to furnish investment
advisory and other services. Under    the terms of     its management
contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal
   securities laws     and    making necessary filings under     state
securities     laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   MANAGEMENT-RELATED EXPENSES. Under the terms of the fund's management
contract,     FMR is responsible for payment of all    operating
    expenses of the fund with certain exceptions. Specific expenses payable by FMR include, expenses for typesetting, printing, and mailing proxy
materials to shareholders   ,     legal expenses, fees of the custodian,
auditor and interested Trustees   , the fund's proportionate share of
insurance premiums and Investment Company Institute dues, and the
costs    of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders: however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services, and administration of the fund's securities lending program.
FMR pays all other expenses of the fund with the following exceptions: fees
and expenses of the non-interested Trustees   , interest, taxes, brokerage
commissions     (if any)   ,     and such nonrecurring expenses as may
arise, including costs of any litigation to which    the     fund may be a
party, and any obligation it may have to indemnify    its     officers and
Trustees with respect to litigation.
   MANAGEMENT FEE.     For the services of FMR under the    management
    contract, the fund pays FMR a monthly management fee at the annual rate
of    0.45    % of    its     average net assets throughout the month.
The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the fiscal years ended April 30, 1997, 1996, and 1995, the fund paid
FMR management fees of     $6,713,000, $2,872,000, and $1,408,000,
respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees. In addition, for the fiscal years ended April 30, 1997, 1996, and 1995, credits reducing management fees amounted to $16,000,
$35,000, and $0, respectively    .
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   Expense reimbursements by FMR will increase the fund's total returns, and repayment of the reimbursement by the fund will lower its total returns.
Effective April 18, 1997, FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.19% of its average net assets. This agreement will continue through December 31, 1999. For the fiscal year ended April 30, 1997, management fees incurred under the fund's contract prior to reimbursement amounted to $6,713,000, and management fees reimbursed by FMR amounted to $169,000 (after reduction for compensation to the non-interested
Trustees).
To def   ray shareholder service costs, FMR or its affiliates also collect the fund's $10.00 index account fee for balances under $10,000. For the
fiscal years ended April 30, 1997,     1996, and 1995, FMR collected
   $    89,000   , $    165,000   , and $    123,000, respectively, in
index account fees.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the
fund (the Plan) pursuant to Rule 12b-1 under the 1940    Act     (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended
to result in the sale of shares of    the     fund except pursuant to a
plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically
recognizes that FMR may use its management fee revenue    as well as
its     past profits or    its     other resources    to pay FDC for
expenses incurred in connection with the distribution of fund shares.
In addition, the Plan provides that FMR   , directly or through FDC,
may    make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has not authorized such payments for Spartan Market Index.
FMR made no payments either directly or through FDC to third parties for the calendar year 1996.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution
   of     fund    shares    , additional sales of fund shares may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders of Spartan Market Index on September 19, 1990.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed
herein, and banks and    other     financial institutions may be required
to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
FSC, an affiliate of FMR, performs transfer agency, dividend disbursing, and shareholder servicing functions for the fund. The costs of these services are borne by FMR pursuant to its management contract with the fund. Under this arrangement, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account
fees are subject to increase based on postal rate changes.    The
asset-based fees are subject to adjustment if the year-to-date total return
of the S&P 500 exceeds positive or negative 15%.     FSC also collects
small account fees from certain accounts with balances of less than $2,500. FSC also calculates the fund's NAV and dividends, and maintains the fund's general accounting records, and administers the fund's securities lending program. For pricing and bookkeeping services, FSC receives a fee based on the fund's average net assets. The costs of these services are also borne by FMR pursuant to its management contract with the fund.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION.    Spartan Market Index Fund     is a fund of Fidelity
Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974. On September 1, 1987, the trust's name was changed from Fidelity Intermediate Bond Fund to Fidelity Commonwealth Trust. Currently, there are four funds of the trust:
Spartan Market Index Fund, Fidelity Intermediate Bond Fund, Fidelity Small Cap Stock Fund, and Fidelity Large Cap Stock Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a
fund, the right of the trust or fund to use the identifying n   ames
"Fidelity" and "Spartan" m    ay be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand, L   .    L   .    P   .    , One Post Office
Square, Boston, Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal
year ended April 30, 1997, and report of the auditor, are    included in
the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX: ABOUT THE    STANDARD & POOR'S     500 INDEX
The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e. the number
o   f shares outsta    nding multiplied by the stock's current price), with
the    53     largest stocks currently comprising approximately 50% of the index's value. The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the index's composition from time to time.
The performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which the fund bears.
Although Standard & Poor's obtains information for inclusion in or for use
in the calculation of the S&P 500 from sources which    it     considers
reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the licensee, owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P
500    and     any data included therein.

The following is a list of the 500 stocks comprising the S&P 500 as of
April 30, 199   7    .
Abbott Labs
Advanced Micro Devices    Inc.
Aeroquip-Vickers Inc.
Aetna Life & Casualty
Ahmanson (H.F.) & Co.
Air Products & Chemicals    Inc.
AirTouch Communications
Alberto-Culver    Co.
Albertson's Inc.
Alcan Aluminum Ltd.
Allegheny Teledyne Inc.
Allergan Inc.
Allied Signal Inc.
Allstate Corp.
ALLTEL Corp.
Aluminum Co. of America
ALZA Corp.
Amdahl Corp.
Amerada Hess    Corp.
American Brands Inc.
American Electric Power    Inc.
American Express    Co.
American General
American Greetings Corp.
American Home Products    Corp.
American Int'l. Group Inc.
American Stores Co.
Ameritech Corp.
Amgen Inc.
Amoco Corp.
AMP Inc.
AMR Corp.
Andrew Corp.
Anheuser-Busch    Cos. Inc.
Aon Corp.
Apple Computer    Inc.
Applied Materials    Inc.
Archer        Daniels        Midland    Co.
Armco Inc.
Armstrong World    Industries Inc.
ASARCO Inc.
Ashland Inc.
AT & T Corp.
Atlantic Richfield    Co.
Autodesk, Inc.
Automatic Data Processing Inc.
   AutoZone, Inc.
Avery Dennison Corp.
Avon Products    Inc.
Baker Hughes    Inc.
Ball Corp.
Baltimore Gas & Electric    Co.
Banc One Corp.
BankBoston    Corp.
Bank of New York    Inc.
BankAmerica Corp.
Bankers Trust N.Y.    Corp.
Bard (C.R.) Inc.
Barnett Banks Inc.
Barrick Gold Corp.
   Battle Mountain Gold
Bausch & Lomb    Inc.
Baxter International Inc.
Bay Networks    Inc.
Becton Dickinson    & Co.
Bell Atlantic    Corp.
BellSouth    Corp.
Bemis Company
Beneficial Corp.
Bethlehem Steel    Corp.
Beverly Enterprises    Inc.
Biomet Inc.
Black & Decker Corp.
Block H&R    Inc.
Boeing Co   .
Boise Cascade    Corp.
Boston Scientific    Corp.
Briggs & Stratton    Corp.
Bristol-Myers Squibb    Co.
Brown-Forman Corp.
Browning-Ferris Ind   ustries Inc.
Brunswick Corp.
Burlington Northern Santa Fe Corp.
Burlington Resources    Inc.
Cabletron Systems    Inc.
Caliber Systems Inc.
Campbell Soup    Co.
Carolina Power & Light    Co.
Case Corp.
Caterpillar Inc.
Centex Corp.
Central & South West    Corp.
Ceridian Corp.
Champion International    Corp.
Charming Shoppes    Inc.
Chase Manhattan    Corp
Chevron Corp.
Chrysler Corp.
Chubb Corp.
CIGNA Corp.
Cincinnati Milacron    Inc.
CINergy Corp.
Circuity City    Group
Cisco Systems    Inc.
Citicorp
Clorox Co.
Coastal Corp.
Coca Cola Co.
   Cognizant Corp.
Colgate-Palmolive    Co.
Columbia Gas System    Inc.
Columbia/HCA-Healthcare Corp.
   3Com Corp.
Comcast Class A Special
Comerica Inc.
COMPAQ Computer    Corp.
Computer Associates Intl.    Inc.
Computer Sciences Corp.
ConAgra Inc.
   Conrail Inc.
Conseco Inc.
Consolidated Edison    Co. N.Y.
Consolidated Natural Gas    Co.
Cooper Industries    Inc.
Cooper Tire & Rubber    Co.
Coors (Adolph)    Co.
CoreStates Financial    Corp.
Corning Inc.
   Costco Co.
CPC International
Crane    Co.
Crown Cork & Seal    Inc.
CSX    Int'l Inc.
CUC International Inc.
Cummins Engine Co. Inc.
   CVS Corp.
Cyprus Amax Minerals Co.
Dana Corp.
Darden Restaurants    Inc.
Data General    Corp.
Dayton Hudson    Copr.
Dean Witter Discover & Co.
Deere & Co.
   Dell Computer
Delta Air Lines    Inc.
Deluxe Corp.
Digital Equipment    Corp.
Dillard Department Stores    Inc.
Dominion Resources    Inc.
Donnelley (R.R.) & Sons    Co.
Dover Corp.
Dow Chemical    Co.
Dow Jones & Co.    Inc.
Dresser Industries    Inc.
DSC Communications    Corp.
DTE Energy Co.
Du Pont (E.I.)    de Nemours & Co.
Duke Power
Dun & Bradstreet
E G & G Inc.
   Eagelhard Corp.
Eastern Enterprises
Eastman Chemical    Co.
Eastman Kodak    Co.
Eaton Corp.
Echlin Inc.
Echo Bay Mines Ltd.
Ecolab Inc.
Edison Int'l   .
EMC Corp.
Emerson Electric    Co.
Enron Corp.
ENSERCH Corp.
Entergy Corp.
Exxon Corp.
   Fannie Mae
Federal Express    Corp.
Federal Home Loan Mtg.    Corp.
Federated Dept. Stores    Inc.
Fifth Third Bancorp
First Bank System    Inc.
First Chicago NBD Corp.
First Data    Corp.
First Union Corp.
Fleet Financial Group    Inc.
Fleetwood Enterprises    Inc.
Fleming Cos. Inc.
Fluor Corp.
FMC Corp.
Ford Motor    Co.
Foster Wheeler
FPL Group    Inc.
Freeport-McMoran    Copper & Gold
Fronteir Corp.
Fruit of the Loom    Inc.
Gannett    Inc.
Gap (The)   , Inc.
General Dynamics    Corp.
General Electric    Co.
General Instrument
General Mills    Inc.
General Motors    Corp.
General Re Corp.
General Signal    Corp.
Genuine Parts    Co.
Georgia-Pacific    Corp.
Giant Food    Inc.
Giddings & Lewis    Inc.
Gillette Co.
Golden West Financial    Corp.
Goodrich (B.F.)    Co.
Goodyear Tire & Rubber    Co.
GPU Inc.
Grace (W.R.) & Co.
Grainger (W.W.) Inc.
Great A & P    TEA Inc.
Great Lakes Chemical    Corp.
Great Western Financial    Corp.
Green Tree Financial
GTE Corp.
   Guidant Corp.
Halliburton Co.
Harcourt General Inc.
Harland (J.H.)    Co.
Harnischfeger Indus.    Inc.
Harrah's Entertainment    Inc.
Harris Corp.
Hasbro Inc.
   HEATHSOUTH Corp.
Heinz (H.J.)    Co.
Helmerich & Payne    Inc.
Hercules Inc.
Hershey Foods    Corp.
Hewlett-Packard    Co.
Hilton Hotels    Corp.
Home Depot    Inc.
Homestake Mining    Co.
Honeywell    Inc.
Household International    Inc.
Houston Industries    Inc.
HPS Inc.
Humana Inc.
   IKON Office Solutions
Illinois Tool Works    Inc.
Inco, Ltd.
Ingersoll-Rand    Co.
Inland Steel Ind. Inc.
Intel Corp.
Intergraph Corp.
International Bus. Machines
International Flav/Frag
International Paper    Co.
Interpublic Group    Cos. Inc.
ITT Corp.
ITT Hartford Group Inc.
ITT Industries Inc.
James River    Corp.
Jefferson-Pilot    Corp.
Johnson Controls Inc.
Johnson & Johnson
Jostens Inc.
K Mart
Kaufman & Broad Home Corp.
Kellogg Co.
Kerr-McGee    Corp.
KeyCorp
Kimberly-Clark    Corp.
King World Productions    Inc.
Knight-Ridder Inc.
Kroger Co.
Laidlaw Inc.
Lilly (Eli) & Co.
Limited    Inc.    , The
Lincoln National    Corp.
Liz Claiborne, Inc.
Lockheed Martin Corp.
Loews Corp.
Longs Drug Stores    Corp.
Louisiana Land & Exploration
Louisiana Pacific    Corp.
Lowe's Cos.    Inc.
LSI Logic    Corp.
Lu   cent Technologies
Maillinckrodt Group Inc.
Manor Care    Inc.
Marriott Int'l    Inc.
Marsh & McLennan    Cos. Inc.
Masco Corp.
Mattel Inc.
May Dept. Stores    Co.
Maytag Corp.
MB   I    A    Inc    .
   MBNA Corp.
McDermott International    Inc.
McDonald's Corp.
McDonnell Douglas    Corp.
McGraw-Hill    Companies Inc.
MCI Communications    Corp.
Mead Corp.
Medtronic Inc.
Mellon Bank Corp.
Mercantile Stores    Inc.
Merck & Co.    Inc.
Meredith Corp.
Merrill Lynch    & Co. Inc.
MGIC Investments
Micron Technology    Inc.
Microsoft Corp.
Millipore Corp.
Minn. Mining & Mfg.    Co.
Mobil Corp.
Monsanto    Co.
Moore Corp. Ltd.
Morgan (J.P.) & Co.    Inc.
Morgan Stanley    Group Inc.
Morton International    Inc.
Motorola Inc.
NACCO Ind.    Inc.
Nalco Chemical    Co.
National City Corp.
National Semiconductor    Corp.
National Service Ind.    Inc.
NationsBank    Corp.
Navistar International Corp.
New York Times    Co.
Newell Co.
Newmont Mining    Corp.
Niagara Mohawk Power    Corp.
NICOR Inc.
NIKE Inc.
NorAm Energy Corp.
Nordstrom    Inc.
Norfolk Southern Corp.
Northern States Power    Co.
Northern Telecom    Ltd.
Northrop Grumman Corp.
Norwest Corp.
Novell Inc.
Nucor Corp.
NYNEX    Corp.
Occidental Petroleum    Corp.
Ohio Edison    Co.
ONEOK Inc.
Oracle    Corp.
Oryx Energy Co.
Owens        Corning
PACCAR Inc.
Pacific Enterprises
PacifiCorp
Pall Corp.
   PanEnergy Corp.
Parametric Technology
Parker-Hannifin    Corp.
PECO Energy Co.
Penney (J.C.)    Inc.
Pennzoil Co.
Peoples Energy    Corp.
Pep Boys
PepsiCo Inc.
Perkin-Elmer    Corp.
Pfizer        Inc.
   PG & E Corp.
Pharmacia & Upjohn, Inc.
Phelps Dodge    Corp.
Philip Morris    Cos. Inc.
Phillips Petroleum    Co.
Pioneer Hi-Bred Int'l    Inc.
Pitney-Bowes    Inc.
Placer Dome Inc.
PNC Bank Corp.
Polaroid Corp.
Potlatch Corp.
PP & L Resources
PPG Industries    Inc.
Praxair, Inc.
Procter & Gamble    Co.
Providian Corp.
Public Serv   ices     Enterprise   s
Pulte Corp.
Quaker Oats    Co.
Ralston        Purina    Co.
Raychem Corp.
Raytheon Co.
Reebok International    Ltd.
Republic N   Y Corp.
Reynolds Metals    Co.
Rite Aid    Corp.
Rockwell International    Corp.
Rohm & Haas    Co.
Rowan Cos.    Inc.
Royal Dutch Petroleum
Rubbermaid Inc.
Russell Corp.
Ryder System    Inc.
SAFECO Corp.
Safety-Kleen    Corp.
Salomon Inc.
Santa Fe Energy Resources    Inc.
Santa Fe Pacific Gold Corp.
Sara Lee Corp.
SBC Communications Inc.
Schering-Plough    Corp.
Schlumberger Ltd.
Scientific-Atlanta    Inc.
Seagate Technology
Seagram Co. Ltd.
Sears, Roebuck & Co.
Service Corp. International
Shared Medical Systems    Corp.
Sherwin-Williams    Co.
Sigma-Aldrich    Corp.
Silicon Graphics    Inc.
Snap-On Inc.
Sonat Inc.
Southern Co.
Southwest Airlines    Co.
Springs Industries Inc.
Sprint Corp.
St. Jude Medical    Inc.
St. Paul Cos.    Inc.
Stanley Works
Stone Container    Corp.
Stride Rite    Corp.
Sun Co., Inc.
Sun Microsystems    Inc.
SunTrust Banks    Inc.
Supervalu Inc.
Sysco Corp.
Tandem Computers Inc.
Tandy Corp.
Tektronix Inc.
Tele-Communications    Inc.
Tellabs Inc.
Temple-Inland    Inc.
Tenet Healthcare Corp.
Tenneco Inc.
Texaco Inc.
Texas Instruments    Inc.
Texas Utilities    Co.
Textron Inc.
   Thermo Electron
Thomas & Betts    Corp.
Time Warner Inc.
Times Mirror    Co.
Timken Co.
TJX Companies Inc.
Torchmark Corp.
Toys R Us    Inc.
Transamerica Corp.
Travelers    Group Inc.
Tribune Co.
TRW Inc.
   Tupperware Corp.
Tyco International    Ltd.
U.S. Bancorp
U.S. Surgical    Corp.
Unicom Corp.
Unilever N.V.
Union Camp    Corp.
Union Carbide    Corp.
Union Electric Co.
Union Pacific
   Union Pacific Resources Group
Unisys Corp.
United Healthcare Corp.
United Technologies    Corp.
Unocal Corp.
UNUM Corp.
US West Communications Group
US West Media Group
USAir   ways     Group    Inc.
USF&G Corp.
USLIFE Corp.
UST Inc.
USX-Marathon Group
USX-U.S. Steel Group
V.F. Corp.
Viacom Inc.
Wachovia Corp.
Wal-Mart Stores    Inc.
Walgreen Co.
Walt Disney Co.
Warner-Lambert    Co.
WMX Technologies Inc.
Wells Fargo & Co.
Wendy's International    Inc.
Western Atlas    Inc.
Westinghouse Electric    Corp.
Westvaco Corp.
Weyerhaeuser Corp.
Whirlpool Corp.
Whitman Corp.
Willamette Industries    Inc.
Williams Cos.    Inc.
Winn-Dixie    Stores Inc.
Woolworth Corp.
WorldCom Inc.
Worthington Ind.    Inc.
Wrigley (Wm) Jr.    Co.
Xerox Corp.
FIDELITY COMMONWEALTH TRUST
FIDELITY INTERMEDIATE BOND FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Fund at a Glance;
                                              Who May Want to Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c, d   ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Fund at a Glance; Investment
                                              Principles and Risks

      b      ..............................   Investment Principles and Risks

      c      ..............................   Who May Want to Invest; Investment
                                              Principles and Risks

5     a      ..............................   Charter

      b      i.............................   Cover Page: The Fund at a Glance;
                                              Charter; Doing Business with
                                              Fidelity

             ii...........................    Charter

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter
             .

             ii............................   *
             ..

5     A      ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell
                                              Shares; Transaction Details;
                                              Exchange Restrictions

             iii..........................    Charter

      b      .............................    Charter

      c      ..............................   Transaction Details; Exchange
                                              Restrictions

      d      ..............................   *

      e      ..............................   Doing Business with Fidelity; How
                                              to Buy Shares; How to Sell Shares;
                                              Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

      h      ..............................   *

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares;
                                              Transaction Details

      c      ..............................   *


      d   ..............................   How to Buy Shares

      e   ..............................   *

      f   ..............................   Breakdown of Expenses

8         ..............................   How to Sell Shares; Investor
                                           Services; Transaction Details;
                                           Exchange Restrictions

9         ..............................   *

*  Not Applicable
FIDELITY COMMONWEALTH TRUST
FIDLEITY INTERMEDIATE BOND FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

11               ............................   Cover Page

12               ............................   Description of the Trust

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a       ............................   *

         b       ............................   *

         c       ............................   Trustees and Officers

16       a i     ............................   FMR; Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contract

         b       ............................   Management Contract

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plan

         g       ............................   *

         h       ............................   Description of the Trust

         i       ............................   Contracts with FMR Affiliates

17       a-c     ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trust

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption
                                                Information

         b       ............................   Additional Purchase and Redemption
                                                Information; Valuation

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a       ............................   *

         b       ............................   Performance

23               ............................   Financial Statements


*  Not Applicable

FIDELITY
INTERMEDIATE
BOND
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of
the Statement of Additional Information (SAI)    dated     June 20, 1997.
The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION  PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
   IBF-pro-0697
(fund number 032, trading symbol FTHRX)
Intermediate Bond seeks high current income by investing normally in investment-grade debt securities while maintaining an average maturity of three to 10 years.
PROSPECTUS
   JUNE 20, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly
                           operating expenses.

                           FINANCIAL HIGHLIGHTS A summary
                           of the fund's financial data.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is
                           organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different
                           ways to set up your account,
                           including tax-sheltered retirement
                           plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to
                           help you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL:        High current income. As with any mutual fund, there is no
assurance that the fund will achieve its goal.
STRATEGY: Normally invests in investment-grade debt securities while maintaining an average maturity of three to 10 years.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management
arm of Fidelity Investments,        which was established in 1946 and is
now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
SIZE: As of April 30,    1997    , the fund had over    $3     billion in
assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who want high current income from a portfolio of investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. With its focus on medium- to high-quality investments and intermediate maturity, the fund has a moderate risk level and yield potential.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk.
Intermediate Bond is in the
INCOME category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you    may     pay when you
buy or sell shares of a fund.    In addition, you may be charged an annual
account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange fee                           None

Annual account maintenance fee         $12.0
(for accounts under $2,500)            0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder
accounts (see "Breakdown of Expenses" page        ).
The following    figures     are based on historical expenses    of the
fund     and are calculated as a percentage of average net assets    of the
fund    .    The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances is used to reduce custodian and transfer agent expenses. Including
    these reductions, the total    fund     operating expenses presented in
the table would have been          0.69%.
Management fee                     0.44
                                       %

12b-1 fee                       None

Other expenses                     0.27
                                       %

Total fund operating expenses      0.71
                                       %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year     $    7

After 3 years    $    23

After 5 years    $    40

After 10 years   $    88

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.






UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. These costs
are paid from the fund's
assets; their effect is already
factored into any quoted
share price or return.
(checkmark)

FINANCIAL HIGHLIGHTS
The    financial highlights     table that follows    has     been audited
by Coopers & Lybrand L.L.P., independent accountants.    The fund's
financial highlights,
financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.



    1.SELECTED PER-SHARE DATA

 Years ended April 30
   1997        1996        1995        1994J       1993        1992        1991        1990       1989       1988A       1987A
                                                                                                  B

 Net asset value, beginning
   $ 10.0      $ 10.0      $ 10.2      $ 10.7      $ 10.2      $ 10.0      $ 9.69      $ 9.85     $ 9.87     $ 10.0      $ 11.5
   50          30          30          00          70          70          0           0          0          40          50
 of period

 Income from
    .647I       .684        .591        .705        .784        .764        .800        .866       .299       .874        1.001
 Investment
 OperationsD
  Net investment
 income

  Net realized and
    (.060)      (.004)      (.074)      (.381)      .496        .197        .380        (.160      (.020      (.170)      (.800)
 unrealized                                                                                        )          )
  gain (loss)

  Total from
    .587        .680        .517        .324        1.280       .961        1.180       .706       .279       .704        .201
 investment
 operations

 Less Distributions
    (.647)      (.660)      (.598)      (.704)      (.790)      (.761)      (.800)      (.866      (.299      (.874)      (1.611
  From net                                                                              )          )                      )
 investment income

  From net realized
    (.030)      --          --          --          (.060)      --          --          --         --         --          (.100)
 gain

  In excess of net
    --          --          (.100)      (.090)      --          --          --          --         --         --          --
 realized gain

  Return of capital
    --          --          (.019)      --          --          --          --          --         --         --          --

  Total distributions
    (.677)      (.660)      (.717)      (.794)      (.850)      (.761)      (.800)      (.866      (.299      (.874)      (1.711
                                                                                        )          )                      )

 Net asset value, end of period
   $ 9.96      $ 10.0      $ 10.0      $ 10.2      $ 10.7      $ 10.2      $ 10.0      $ 9.69     $ 9.85     $ 9.87      $ 10.0
   0           50          30          30          00          70          70          0          0          0           40

 Total returnF
    6.02        6.85        5.32        2.93        12.90       9.82        12.61       7.24       2.86       7.22        2.00
    %           %           %           %           %           %           %           %          %          %           %

 2.RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period
   $ 3,08      $ 2,88      $ 2,46      $ 1,78      $ 1,63      $ 1,23      $ 878       $ 661      $ 528      $ 504       $ 371
   3           1           3           2           9           5
 (In millions)

 Ratio of expenses to
    .71%        .73%        .68%        .64%        .61%        .63%        .66%        .72%       .62%       .87%        .86%
 average                                            E           E                                  C,H        C
 net assets

 Ratio of expenses toaverage net assets
    .69%        .71%        .68%        .64%        .61%        .63%        .66%        .72%       .62%       .87%        .86%
    G           G                                                                                  H
 after expense
 reductions

 Ratio of net investment income
    6.46        6.48        6.31        6.88        7.44        7.45        8.05        8.57       9.35       8.76        9.17
    %           %           %           %           %           %           %           %          %H         %           %
 to average net
 assets

 Portfolio turnover
    116%        169%        75%         81%         51%         80%         73%         82%        101        59%         67%
 rate                                                                                              %H


   A FOR THE FISCAL YEARS ENDED DECEMBER 31.
B ON APRIL 20, 1989, THE TRUSTEES APPROVED A CHANGE IN THE FUND'S FISCAL YEAR-END TO APRIL 30. THE FINANCIAL HIGHLIGHTS ARE FOR THE FOUR MONTHS ENDED APRIL 30, 1989.
C DURING THE YEAR ENDED DECEMBER 31, 1988, AND DURING THE FOUR-MONTH PERIOD ENDED APRIL 30, 1989, THE FUND'S TRANSFER AGENT VOLUNTARILY WAIVED FEES OF $.011 AND $.010, RESPECTIVELY, PER SHARE. IF THIS REIMBURSEMENT WAS NOT IN EFFECT, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1988 AND THE FOUR MONTHS ENDED APRIL 30, 1989 WOULD HAVE BEEN
 .98% AND .95% (ANNUALIZED), RESPECTIVELY.
D FOR THE PERIOD SEPTEMBER 1, 1985 THROUGH AUGUST 31, 1987, DIVIDENDS FROM NET INTEREST INCOME WERE DECLARED AND PAID ANNUALLY. EFFECTIVE SEPTEMBER 1, 1987, DIVIDENDS FROM NET INTEREST INCOME ARE DECLARED DAILY AND PAID MONTHLY.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H ANNUALIZED
I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
J EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from May 1 through April 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average.
The chart on page         presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                       Pas      Past     Past
April 30, 1997                             t 1      5        10
                                           yea      year     year
                                           r        s        s

Intermediate Bond                          6.02     6.75     7.67
                                           %        %        %

Lehman Bros. Intermed. Govt./Corp. Bond
Index                                      6.41     6.76     8.08
                                           %        %        %

Lipper Intermed. Inv. Gr. Debt Funds Avg.     6.46  6.66     7.84
                                                  %        %        %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended                       Pas      Past     Past
April 30, 1997                             t 1      5        10
                                           yea      year     year
                                           r        s        s

Intermediate Bond                          6.02     38.63    109.4
                                           %        %        6%

Lehman Bros. Intermed. Govt./Corp. Bond
Index                                      6.41     38.71    117.4
                                           %        %        9%

Lipper Intermed. Inv. Gr. Debt Funds Avg.     6.46  38.20    113.0
                                                  %        %    5    %




EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


UNDERSTANDING
PERFORMANCE
Because this fund invests in
fixed-income securities, its
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term
bond funds.
(checkmark)
   LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is a market
value weighted performance benchmark for     government and corporate
fixed-rate debt issues    with     maturities    between     one and 10
    years.
   Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or
other costs of investing    .
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
   THE COMPETITIVE FUNDS AVERAGE     is the Lipper Intermediate Investment
Grade Debt Funds Average. As of April 30, 1997   ,     the average
reflected the performance of    181     mutual funds with similar
investment     objectives. This average   , published by Lipper Analytical
Services, Inc., excludes the effect of sales loads    .
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.

YEAR-BY-YEAR TOTAL RETURNS

Calendar years         1987     1988  1989   1990  1991   1992  1993   1994   1995   1996
INTERMEDIATE BOND         2.00% 7.22% 11.82% 7.54% 14.50% 6.08% 11.96% -2.01% 12.81% 3.65%
Lehman Bros. Intermed.
Govt./Corp. Bond Index    3.66% 6.67% 12.77% 9.16% 14.62% 7.17%  8.79% -1.93% 15.33% 4.05    %
Lipper Intermed. Inv. Gr.
Debt Funds Avg.           2.13% 7.06% 11.67% 7.22% 15.63% 6.88%  9.52% -3.25% 16.62% 3.12    %
Consumer Price Index      4.43% 4.42%  4.65% 6.11%  3.06% 2.90%  2.75%  2.67%  2.54% 3.32%

Percentage (%)
Row: 1, Col: 1, Value: 2.0
Row: 2, Col: 1, Value: 7.22
Row: 3, Col: 1, Value: 11.82
Row: 4, Col: 1, Value: 7.54
Row: 5, Col: 1, Value: 14.5
Row: 6, Col: 1, Value: 6.08
Row: 7, Col: 1, Value: 11.96
Row: 8, Col: 1, Value: -2.01
Row: 9, Col: 1, Value: 12.81
Row: 10, Col: 1, Value: 3.65
(LARGE SOLID BOX) Intermediate
Bond
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
INTERMEDIATE BOND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974. THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far
East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
Christine Thompson is manager of Intermediate Bond, which she has managed
since October 1995. She also manages other    Fidelity funds. Since joining
Fidelity in 1985, Ms. Thompson has worked as a senior analyst and manager.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's
funds and services. Fidelity Service    Company, Inc.     (FSC) performs
transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
       BOND FUNDS IN GENERAL.    The yield and share price of a bond fund
change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
    INTEREST RATE RISK.    In general, bond prices rise when interest rates
fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
    ISSUER RISK.    The price of a bond is affected by the credit quality
of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
    PREPAYMENT RISK.    Many types of debt securities, including mortgage
securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, prepayment rates on some securities, such as mortgage securities, can be unpredictable and result in unexpected volatility.
    FIDELITY'S APPROACH TO BOND FUNDS.    The total return from a bond
includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
In structuring a bond fund, FMR allocates assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
    INTERMEDIATE BOND    seeks high current income by investing in U.S.
dollar-denominated investment-grade debt securities under normal conditions. The fund normally maintains a dollar-weighted average maturity between three and 10 years.
As of April 30, 1997, the fund's dollar-weighted average maturity was approximately 4.9 years. (In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.)
FMR may use various techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
       DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the
investor a fixed,    variable, or floating rate of interest, and     must
repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
   Debt securities have varying levels of     sensitivity to changes in
interest rates and varying degrees of credit quality. In general, bond
prices rise when interest rates fall,    and fall when interest rates rise.
Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the
issuer.     Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: The fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged by FMR to be of equivalent quality.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
       FOREIGN EXPOSURE.    Securities issued by foreign entities,
including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
    ASSET-BACKED SECURITIES    include interests in pools of debt
securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
    MORTGAGE SECURITIES    include interests in pools of commercial or
residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a
debt security.    The risks associated with stripped securities are similar
to those of other debt securities, although stripped securities may be more
volatile and the     value of certain types of stripped securities may move
in the same direction as interest rates.    U.S. Treasury securities that
have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement,    a     fund buys a
security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security prices. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics
of    a     fund's portfolio of investments. If FMR judges market
conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
       WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS    are trading
    practices in which payment and delivery for the security take place at
a    later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include real estate related instruments.
       CASH MANAGEMENT.    The fund may invest in money market securities,
in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. The fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
LENDING. Lending securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 33% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income by investing primarily in investment-grade, fixed-income obligations.
With respect to 75% of total assets, the fund may not    purchase a
security if, as a result, more than 5% would be invested in the securities
of     any one issuer. This limitation does not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For    April 1997    , the group fee rate was    0.1423%    . The
individual fund fee rate is 0.30%. The total management fee rate for the
fiscal year ended    April 1997     was 0.44%.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
(checkmark)
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and handling securities loans. In the
fiscal year ended    April 1997    , the fund paid FSC fees equal to
   0.25%     of its average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce that fund's cusotidan or transfer agent fees.
The fund has adopted a    DISTRIBUTION AND SERVICE PLAN    . This plan
recognizes that FMR may use its management fee revenues, as well as its
past profits or its resources    from any other source, to pay FDC for
expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has not authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended    April
1997     was    116%.     This rate varies from year to year. High turnover
rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the    fund through an investment
professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum
initial or subsequent investment     amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    230
(solid bullet) Assets in Fidelity mutual
funds: over    $440     billion
(solid bullet) Number of shareholder
accounts: over    31     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    270
(checkmark)
The account guidelines that follow may not apply to certain retirement
accounts.    If you are investing through a retirement account or     if
your employer offers the fund through a retirement program,    you may be
subject to additional fees. For more information, please refer to your
program materials, contact your employer, or call your r    e   tirement
benefits number or Fidelity directly, as appropriate    .
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SIMPLE IRAS Provide small business owners and those with self-employed income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements. (solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
THE FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. The fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
   For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts      $500
TO ADD TO AN ACCOUNT  $250
   For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts     $250
Through regular investment plans* $100
MINIMUM BALANCE    $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts     $500
   *FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 24.
These minimums may vary for investments through Fidelity Portfolio Advisory
Services.    There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.

                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777
(phone_graphic)       (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                      Fidelity fund account                         Fidelity fund account
                      with the same                                 with the same
                      registration, including                       registration, including
                      name, address, and                            name, address, and
                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: up to
                                                                                    $100,000.

Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Fidelity
                      check payable to                              Intermediate Bond
                      "Fidelity Intermediate                        Fund." Indicate your
                      Bond Fund." Mail to the                       fund account number
                      address indicated on                          on your check and mail
                      the application.                              to the address
                                                                    printed on your account
                                                                    statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.

In Person
(hand_graphic)        (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                      and check to a Fidelity                        Fidelity Investor Center.
                      Investor Center. Call                          Call 1-800-544-9797 for
                      1-800-544-9797 for the                         the center nearest you.
                      center nearest you.

Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Fidelity
                      Bank Routing                                    Intermediate Bond
                      #021001033,                                     Fund." and include your
                      Account #00163053.                              account number and
                      Specify "Fidelity                               your name.
                      Intermediate Bond
                      Fund." and include your
                      new account number
                      and your name.

Automatically
(automatic_graphic)   (small solid bullet) Not available.             (small solid bullet) Use Fidelity Automatic
                                                                      Account Builder. Sign
                                                                      up for this service
                                                                      when opening your
                                                                      account, or call
                                                                      1-800-544-6666 to add
                                                                      it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted.
Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000     worth of shares in the account to keep it open ($500 for
retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last
30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a
Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

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
                                                 ACCOUNT TYPE          SPECIAL REQUIREMENTS

Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: up to
                                                                       $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received    and
                                                                          accepted     by Fidelity before 4
                                                                       p.m. Eastern time for money
                                                                       to be wired on the next
                                                                       business day.

Check (check_graphic)                            All account types:    (small solid bullet) Minimum check: $500.
                                                                       (small solid bullet) All account owners must sign
                                                                       a signature card to receive a
                                                                       checkbook.



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
(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
   TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other
Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly.
Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call
1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

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
MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares    when the fund has realized but
not yet distributed capital gains    , you will pay the full price for the
shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments and these taxes generally will reduce the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency
into U.S. dollars using current exchange rates.    Short-term securities
with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In
addition, if     quotations are not readily available, or if the values
have been materially affected by events occurring after the closing of a
foreign market, assets    may be     valued by a method that the Board of
Trustees believes accurately reflects fair value.
THE FUND'S OFFERING PRICE (price to buy one share)    is its NAV. The
fund's     REDEMPTION PRICE (price to sell one share)    is its     NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual
maximum charge of $24.00 per shareholder. I   t is expected that accounts
will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity
accounts maintained by FSC or FBSI     which are registered under the same
social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW    $2,000    , you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
   As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet)    The fund you are exchanging into must be available
for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   fees of up to 1.00% on purchases,     administrative fees of up to
$7.50, and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.




This prospectus is printed on recycled paper using soy-based inks.
   FIDELITY INTERMEDIATE BOND FUND
A FUND OF FIDELITY COMMONWEALTH TRUST
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 20, 1997
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction     with the fund's current Prospectus (dated
June 20, 1997).    Please retain this document for future reference. The
fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates                    23

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
   Fidelity Service Company, Inc. (FSC)
IBF-ptb-0697
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) act as underwriter (except as it may be deemed such in a sale of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 5.
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES. The fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS.    A fund may conduct foreign currency
transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that the fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the fund and the risk of actual liability if the fund is involved in litigation. No guarantee can be made, however, that litigation against the fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When the fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to
other parties.    Direct debt instruments are subject to the fund's
policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by the fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations 1 and 5). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. The fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service or BBB by Standard and Poor's, and unrated securities judged by FMR to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the fund's ability to sell these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by the fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
The fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES. The fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the fund may invest in them if FMR determines they are consistent with the fund's investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation
(NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has
authorized    NFSC     to execute portfolio transactions on national
securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30,    1997     and 1996, the fund's
portfolio turnover rates were 116% and 169%, respectively. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
For the fiscal years ended April 1997, 1996, and 1995, the fund paid no brokerage commissions.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
   FSC normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which market quotations are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the fund's yields and total returns for periods ended April 30, 1997.

                    Average Annual Total Returns               Cumulative Total Returns

                    Thirty-Da       One      Five     Ten      One      Five      Ten
                    y               Year     Years    Years    Year     Years     Years
                    Yield



Intermediate Bond       6.28    %    6.02%    6.75%    7.67%    6.02%    38.63%    109.46%


Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   During the 10-year period ended April 30, 1997, a hypothetical $10,000
investment in Intermediate Bond would have grown to $20,946,     assuming
all distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below.

FIDELITY INTERMEDIATE BOND FUND                                                INDICES

Year Ended    Value of     Value of          Value of        Total             S&P 500           DJIA       Cost of
April 30      Initial      Reinvested        Reinvested      Value                                          Living
              $10,000      Dividend          Capital Gain
              Investment   Distributions     Distributions







1997          $ 9,282      $ 11,226          $ 438           $ 20,946          $ 37,5   42       $ 41,503      $ 14,215

1996          $ 9,366      $ 10,0   10       $ 381           $ 19,75   7       $ 30,001          $ 32,301   $ 13,869

1995          $ 9,348      $ 8,76   2        $ 381           $ 18,49   1       $ 23,040          $ 24,499   $ 13,478

1994          $ 9,534      $ 7,792           $ 231           $ 17,557          $ 19,615          $ 20,321   $    13,079

1993          $ 9,972      $ 6,991           $ 95            $ 17,058          $ 18,   624       $ 18,403   $ 12,777

1992          $ 9,571      $ 5,538           $ 0             $ 15,109          $ 17,047          $ 17,506   $ 12,378

1991          $ 9,385      $ 4,374           $ 0             $ 13,759          $ 14,947          $ 14,593   $ 11,996

1990          $ 9,031      $ 3,18   7        $ 0             $ 12,21   8       $ 12,709          $ 12,926   $ 11,4   37

1989          $ 9,180      $ 2,214           $ 0             $ 11,394          $ 11,495          $ 11,334   $ 10,923

1988          $ 9,376      $ 1,275           $ 0             $ 10,651          $ 9,353           $ 9,185    $ 10,390


   Explanatory Notes: With an initial investment of $10,000 in the fund on May 1, 1987, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $21,923. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $7,501 for dividends and $252 for capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Intermediate Bond may compare its performance to that of the Lehman
Brothers Intermediate Government/Corporate Bond Index,    a market value
weighted performance benchmark for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at
least $100 million and maturities between one and 10 years.     Government
and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.
The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or
indices that may be developed and made available in the    future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS   .     indicate the fund's price movements over
specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
   As of     April 30, 1997, FMR advised over $28 billion in tax-free fund assets, $95 billion in money market fund assets, $317 billion in equity fund assets, $69 billion in international fund assets, and $27 billion in
   Sparta    n fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1997: New Year's Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the fund will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. As a consequence, FMR may adjust the fund's income distributions to reflect the effect of currency fluctuations. However, if foreign currency losses exceed the fund's net investment income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in his or her fund. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of April 30, 1997,    the fund     had a capital loss carryforward
aggregating approximately $   20,683,000    . This loss carryfor   ward,
which     will expire on April 30,    2005, is available to offset future
capital gains.
FOREIGN TAXES.    Foreign governments may withhold taxes on dividends and
interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit the fund's investments in such instruments.
If the fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
The fund is treated as a separate entity from the other funds of Fidelity Commonwealth Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (66), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Trustee and Senior Vice President, is Vice Chairman of FMR Corp.; President of Fidelity Investments Institutional
   S    ervices Company, (FIIS) Inc.; and President and a Director of FMR
Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
RALPH F. COX (64), Trustee (1991), is a management consultant (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency
(CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (69), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (67), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust,
1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from
1987   -    1996.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (68), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING, JR. (57), Vice President, is Vice President of Fidelity's fixed-income funds (1995) and Senior Vice President of FMR (1995).
ARTHUR S. LORING (49), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each current Trustee of the fund for his or her services for the fiscal year ended April 30, 1997 or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE

Trustees                  Aggregate            Total
                          Compensation         Compensation
                          from                 from the
                          Intermediate Bond    Fund Complex*,A
                          B   ,C,D

J. Gary Burkhead **       $    0               $ 0

Ralph F. Cox              $    1,130              $     137,700

Phyllis Burke Davis       $    1,080              $     134,700

Richard J. Flynn***       $    806                $     168,000

Robert M. Gates ****      $    237                $     0

Edward C. Johnson 3d **   $    0                  $     0

E. Bradley Jones          $    1,090              $     134,700

Donald J. Kirk            $    1,101              $     136,200

Peter S. Lynch **         $    0                  $     0

William O. McCoy*****     $    1,099              $     85,333

Gerald C. McDonough       $    1,218              $     136,200

Edward H. Malone***       $    639                $     136,200

Marvin L. Mann            $    1,109              $     134,700

Thomas R. Williams        $    1,121              $     136,200

   * Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** Mr. Gates was appointed to the Board of Trustees of Fidelity Commonwealth Trust effective March 1, 1997.
***** During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees of Fidelity Commonwealth Trust effective January 1, 1997.
A Compensation figures include cash and a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred and a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $257, Phyllis Burke Davis, $257, Richard J. Flynn, $0, Robert M. Gates, $113, E. Bradley Jones, $257, Donald J. Kirk, $257, William O. McCoy, $230, Gerald C. McDonough, $293, Edward H. Malone, $37, Marvin L. Mann, $257, and Thomas R. Williams, $180.
D For the fiscal year ended April 30, 1997, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph Cox, $793, Edward H. Malone, $602, Marvin L. Mann, $772, and Thomas R Williams, $257.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in such designated securities under the Plan without shareholder approval.
   As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of    April 30    ,    1997,     the Trustees and officers of the fund
owned, in the aggregate, less than    1    % of the fund's total
outstanding shares.
MANAGEMENT CONTRACT
   FMR is the fund's manager pursuant to a management contract dated December 1, 1994, which was approved by shareholders on November 16, 1994.
MANAGEMENT SERVICES.     The fund employs FMR to furnish investment
advisory and other services. Under    the terms of     its management
contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal
securities laws     and    making necessary filings under     state
securities     laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   MANAGEMENT-RELATED EXPENSES.     In addition to the management fee
payable to FMR and the fees payable to    the transfer, dividend
disbursing, and shareholder servicing agent, pricing and bookkeeping
agents, and securities lending agent t    he fund pays all of its expenses
that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested
Trustees.    T    he fund's management contract    further     provides
that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to
shareholders   : however, under the terms of     the fund   's transfer
agent agreement, the     transfer agent bears the costs of providing these
services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of
insurance premiums and Investment Company Institute dues   , and the cost
of registering shares under federal securities laws and making necessary
filings under state securities laws. T    he fund is also liable for such
non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   MANAGEMENT FEE.     For the services of FMR under the    management
    contract, the fund pays FMR a monthly management fee    which has
two    components    : a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management
contracts   .
GROUP FEE RATE SCHEDULE         EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Prior to December 1, 1994, the group fee rate was based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion. The fund's current management contract reflects the group fee rate schedule above for average group assets under $156 billion and the group fee rate schedule below for average group assets in excess of $156 billion and under $372 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase.
   F    or average group assets in excess of $156 billion   , the revised
group fee rate schedule     with additional breakpoints voluntarily adopted
by FMR is as follows:
GROUP FEE RATE SCHEDULE            EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $456 billion of group net assets - the approximate level for April 1997 - was 0.1423%, which is the weighted average of the respective fee rates for each level of group net assets up to $456 billion.
The    fund's     individual fund fee rate is .30%. Based on the average
group net assets of the funds advised by FMR for    April     1997, the
   fund's     annual management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

   0.1423    %   +        0    .30%               =        0.4423    %

Prior to December 1, 1994, the individual fund fee rate was    0    .15%.
One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
   For the fiscal years ended April 30, 1997, 1996, and 1995, the fund paid FMR management fees of $13,342,000, $12,219,000 and $7,858,000, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and yield and repayment of the reimbursement by the fund will lower its total returns and yield.
SUB-ADVISERS.    On behalf of Intermediate Bond Fund,     FMR has entered
into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research
services outside the United States from the sub-advisers.    On behalf of
the fund,     FMR may also grant the sub-advisers investment management
authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
   On behalf of the fund, f    or providing discretionary investment
management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
   No fees were paid to FMR U.K. or FMR Far East by FMR on behalf of the fund for the past three fiscal years.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the
fund (the Plan) pursuant to Rule 12b-1 under the    1940     Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan also specifically
recognizes that FMR, may use its management fee revenue   , as well as
its     past profits or other resourc   es,     to pay    FDC for expenses
incurred     in connection with the    distribution     of share   s.
In addition, the Plan provides that FMR   , directly or through FDC, may
    make payments to third parties   , such as banks or broker-dealers,
that engage in the sale of shares, or provide     shareholder support
services.    Currently, the Board of Trustees has not authorized such
payments.
FMR made no payments either directly or through FDC to third parties for the calendar year ended 1996.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution
of    fund     shares, additional sales of fund shares may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders of    Intermediate Bond     on
November 19, 1986.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed
herein, and banks and    other     financial institutions may be required
to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
FSC, an affiliate of FMR, is transfer, dividend disbursing, and shareholder servicing agent for the fund. FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. FSC also collects small account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC also performs the calculations necessary to determine the fund's NAV and dividends, and maintains the fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on the fund's average net assets, specifically, .0400% of the first $500 million of average net assets and .0200% of average net assets in excess of $500 million. The fee is limited to a minimum of $60,000 and a maximum of $800,000 per year. Pricing and bookkeeping fees, including related
out-of-pocket expenses, paid to    FSC for the fiscal years ended April 30,
1997, 1996, and 1995 were $730,000, $649,000,     and $528,000,
respectively.
FSC also receives fees for administering the fund's securities lending
program. Securities lending fees are based on the number    and duration of
individual securities loans. Securities lending fees for the fiscal years ended April 30, 1997, 1996, and 1995 were $0, $1,000, and $2,000, respectively.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Intermediate Bond Fund is a fund of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974. On April 11, 1975, the trust's name changed from Fidelity Investors Trust to Fidelity Thrift Trust. On August 31, 1987, the trust's name was changed to Fidelity Intermediate Bond Fund, and on February 16, 1990, the trust's name was changed to Fidelity Commonwealth Trust. Currently, there are four funds of the trust: Fidelity Intermediate Bond Fund, Fidelity Market Index Fund, Fidelity Small Cap Stock Fund and Fidelity Large Cap Stock Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the
custodian.    The Chase Manhattan Bank,     headquartered in New York, also
may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   The fund's     financial statements and financial highlights for the
fiscal year ended April 30, 1997, and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109. APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
   Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FIDELITY COMMONWEALTH TRUST:
FIDELITY SMALL CAP STOCK FUND AND FIDELITY LARGE CAP STOCK FUND



CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1             ..............................   Cover Page

2     a       ..............................   Expenses

      b, c    ..............................   Contents; The Fund at a Glance; Who May Want
                                               to Invest

3     a       ..............................   Financial Highlights

      b       ..............................   *

      c, d    ..............................   Performance

4     a       i.............................   Charter

              ii...........................    The Fund at a Glance; Investment Principles and
                                               Risks

      b       ..............................   Investment Principles and Risks

      c       ..............................   Who May Want to Invest; Investment Principles
                                               and Risks

5     a       ..............................   Charter

      b       i.............................   Cover Page; The Fund at a Glance; Charter; Doing
                                               Business with Fidelity

              ii...........................    Charter

              iii..........................    Expenses; Breakdown of Expenses

      c       ..............................   Charter

      d       ..............................   Charter; Breakdown of Expenses

      e       ..............................   Cover Page; Charter

      f       ..............................   Expenses

      g       i.............................   Charter
              .

              ii............................   *
              ..

5A            ..............................   Performance

6     a       i.............................   Charter

              ii...........................    How to Buy Shares; How to Sell Shares;
                                               Transaction Details; Exchange Restrictions

              iii..........................    Charter

      b       .............................

      c       ..............................   Transactions Details; Exchange Restrictions

      d       ..............................   *

      e       ..............................   Doing Business with Fidelity; How to Buy Shares;
                                               How to Sell Shares; Investor Services

      f, g    ..............................   Dividends, Capital Gains, and Taxes

7     a       ..............................   Cover Page; Charter

      b       ..............................   Expenses; How to Buy Shares; Transaction Details

      c       ..............................   *

      d       ..............................   How to Buy Shares

      e       ..............................   *

      f       ..............................   Breakdown of Expenses

8             ..............................   How to Sell Shares; Investor Services; Transaction
                                               Details; Exchange Restrictions

9             ..............................   *


* Not Applicable
FIDELITY COMMONWEALTH TRUST:
FIDELITY SMALL CAP STOCK FUND AND FIDELITY LARGE CAP STOCK FUND

CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trust

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   Trustees and Officers

16       a i     ............................   FMR,  Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contract

         b       ............................   Management Contract

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plan

         g       ............................   *

         h       ............................   Description of the Trust

         i       ............................   Contracts with FMR Affiliates

17       a - c   ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trust

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information;
                                                Valuation of Portfolio Securities

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a, b    ............................   *

22       b       ............................   Performance

23               ............................   Financial Statements


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated June 20, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials, for reference on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of any of these documents, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
SML-pro-0697
These funds are growth funds. They seek to increase the value of your investment over the long term. Using a computer-aided quantitative approach, SMALL CAP STOCK invests mainly in equity securities of companies with small market capitalizations. MID-CAP STOCK invests mainly in equity securities of companies with medium market capitalizations. LARGE CAP STOCK invests mainly in equity securities of companies with large market capitalizations.
FIDELITY
SMALL CAP STOCK
FUND
(fund number 336, trading symbol
FDSCX)
FIDELITY
MID-CAP STOCK
FUND
(fund number 337, trading symbol
FMCSX)
FIDELITY
LARGE CAP STOCK
FUND
(fund number 338, trading symbol
FLCSX)
PROSPECTUS
JUNE 20, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109 CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Small Cap Stock's
                            sales charge (load) and each
                            fund's yearly operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account,
                            including tax-sheltered retirement
                            plans.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

                            SALES CHARGE REDUCTIONS AND
                            WAIVERS

   KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SMALL CAP STOCK
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in equity securities of companies with small market capitalizations that the manager determines, through both fundamental and technical analysis, to be undervalued compared to others in their industries.
SIZE: As of April 30, 1997, the fund had over $   450     million in
assets.
MID-CAP STOCK
GOAL: Long-term growth of capital (increase in the value of the fund's shares).
STRATEGY: Invests mainly in equity securities of companies with medium market capitalizations.
SIZE: As of April 30, 1997, the fund had over $   1.1     billion in
assets.
LARGE CAP STOCK
GOAL: Long-term growth of capital (increase in the value of the fund's shares).
STRATEGY: Invests mainly in equity securities of companies with large market capitalizations.
SIZE: As of April 30, 1997, the fund had over $   117     million in
assets.
WHO MAY WANT TO
    INVEST
These funds may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The funds are designed for those who want to focus on small, medium, or large capitalization stocks in search of above average returns. A company's
market capitalization is the total market value of i   ts     outstanding
common stock. Small Cap Stock uses a disciplined investment approach that combines computer-aided, quantitative analysis with fundamental research. The value of the funds' investments will vary from day to day, and generally reflect market conditions, interest rates, and other company,
political, or economic news   .     In the short-term, stock prices can
fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential
than other types of securities.        When you sell your shares, they may
be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.


THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. The funds in this
prospectus are in the GROWTH
category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(right arrow) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy
   or     sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction
Details," page        , for an explanation of how and when these charges
apply.
Maximum sales charge on purchases
(as a % of offering price)
for Small Cap Stock 3.00%
for Mid-Cap Stock None
for Large Cap Stock None
Maximum sales charge on reinvested distributions None
Deferred sales charge on redemptions None
Exchange fee None
Redemption fee (as a % of amount redeemed
on shares held less than 90 days)
for Small Cap Stock only 0.75%
Annual account maintenance fee
(for accounts under $2,500) $12.00
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee that varies based on its performance. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged
directly to shareholder accounts (see "Breakdown of Expenses   "     page
).
The following figures are based on historical expenses    of each fund
and are calculated as a percentage of average net assets    of each
fund    . A portion of the brokerage commissions that    a     fun   d
pays is used to reduce    that     fund   's     expenses. In addition,
each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances
   are     used to reduce custodian and transfer agent expenses. Including
these reductions, the total    fund     operating expenses presented in the
table would have been    0.90    % for Small Cap Stock   , 0.96    % for
Mid-Cap Stock and    0.99    % for Large Cap    Stock    .
SMALL CAP STOCK
Management fee                     0.55
                                       %

12b-1 fee                       None

Other expenses                     0.40
                                       %

Total fund operating expenses      0.95
                                       %

MID-CAP STOCK
Management fee                     0.70
                                       %

12b-1 fee                       None

Other expenses                     0.30
                                       %

Total fund operating expenses      1.00
                                       %

LARGE CAP STOCK
Management fee                     0.53
                                       %

12b-1 fee                       None

Other expenses                     0.48
                                       %

Total fund operating expenses      1.01
                                       %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SMALL CAP STOCK
After 1 year     $    39

After 3 years    $    59

After 5 years    $    81

After 10 years   $    14
                    3

MID-CAP STOCK
After 1 year     $    10

After 3 years    $    32

After 5 years    $    55

After 10 years   $    12
                    2

LARGE CAP STOCK
After 1 year     $    10

After 3 years    $    32

After 5 years    $    56

After 10 years   $    12
                    4

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. FINANCIAL HIGHLIGHTS
   The financial highlights tables that follow for Small Cap Stock Fund, Mid-Cap Stock Fund, and Large Cap Stock Fund have been audited by
    Coopers & Lybrand L.L.P.   , independent accountants. The funds'
financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
SMALL CAP STOCK FUND

   Selected Per-Share Data and Ratios

   Years ended April 30                               1997               1996               1995               1994G

   Net asset value, beginning of period               $ 13.89            $ 10.93            $ 10.61            $ 10.00

   Income from Investment Operations

    Net investment income                              .06E               .07                .05                .02

    Net realized and unrealized gain (loss)            (.39)              3.74               .28                .65

    Total from investment operations                   (.33)              3.81               .33                .67

   Less Distributions

    From net investment income                         (.01)              (.08)              (.01)              --

    In excess of net investment income                 --                 --                 --                 (.02)

    From net realized gain                             (.51)              (.77)              --                 --

    In excess of net realized gain                     --                 --                 --                 (.04)

    Total distributions                                (.52)              (.85)              (.01)              (.06)

   Redemption fees added to paid in capital            .02                --                 --                 --

   Net asset value, end of period                     $ 13.06            $ 13.89            $ 10.93            $ 10.61

   Total returnB,C                                     (2.38)%            35.72%             3.12%              6.70%

   Net assets, end of period (000 omitted)            $ 450,666          $ 554,573          $ 562,736          $ 661,804

   Ratio of expenses to average net assets             .95%               1.01%              .97%               1.20%
                                                                                                               A

   Ratio of expenses to average net assets             .90%               .99%               .90%               1.18%
   after expense reductions                           D                  D                  D                  A,D

   Ratio of net investment income to                   .41%               .39%               .40%               .03%
   average net assets                                                                                          A

   Portfolio turnover rate                             176%               192%               182%               210%
                                                                                                               A

   Average commissions rateF                          $ .0365


   A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G FOR THE PERIOD JUNE 28, 1993 (COMMENCEMENT OF OPERATIONS) TO APRIL 30,
1994
MID-CAP STOCK FUND

   Selected Per-Share Data and
   Ratios

   Years ended April 30                        1997                 1996                 1995H              1995I

   Net asset value, beginning of               $ 14.83              $ 12.01              $ 10.78            $ 10.00
   period

   Income from Investment
   Operations

    Net investment income (loss)                .03F                 .11E                 .02                --

    Net realized and unrealized gain            .73                  3.49                 1.23               .92
   (loss)

    Total from investment                       .76                  3.60                 1.25               .92
   operations

   Less Distributions

    From net investment income                  (.03)                (.06)                --                 --

    From net realized gain                      (1.26)               (.72)                (.02)              (.14)

    Total distributions                         (1.29)               (.78)                (.02)              (.14)

   Net asset value, end of period              $ 14.30              $ 14.83              $ 12.01            $ 10.78

   Total returnB,C                              5.03%                30.84%               11.61%             9.27%

   Net assets, end of period (000              $ 1,101,395          $ 1,460,524          $ 459,019          $ 138,167
   omitted)

   Ratio of expenses to average net             1.00%                1.02%                1.27%A             1.63%A
   assets

   Ratio of expenses to average net             .96%                 1.00%                1.22%A,            1.61%A,
   assets after
                               D                    D                    D                  D
   expense reductions

   Ratio of net investment income               .17%                 1.01%                .95%A              (.03)%
   (loss) to average
                                                                                       A
   net assets

   Portfolio turnover rate                      155%                 179%                 163%A              190%A

   Average commission rateG                    $ .0411


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $0.04 PER SHARE.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H FOR THE PERIOD FEBRUARY 1, 1995, TO APRIL 30, 1995
I FOR THE PERIOD MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31,
1995
LARGE CAP STOCK FUND

   Selected Per-Share Data and Ratios

   Years ended April 30                                            1997               1996G

   Net asset value, beginning of period                            $ 11.72            $ 10.00

   Income from Investment Operations

    Net investment income                                           .09E               .05

    Net realized and unrealized gain (loss)                         1.85               1.70

    Total from investment operations                                1.94               1.75

   Less Distributions

    From net investment income                                      (.05)              (.03)

    From net realized gain                                          (.80)              --

    Total distributions                                             (.85)              (.03)

   Net asset value, end of period                                  $ 12.81            $ 11.72

   Total returnB,C                                                  17.35%             17.52%

   Net assets, end of period (000 omitted)                         $ 117,413          $ 88,166

   Ratio of expenses to average net assets                          1.01%              1.31%A

   Ratio of expenses to average net assets after expense            .99%D              1.30%A,
   reductions                                                                         D

   Ratio of net investment income to average net assets             .68%               .70%A

   Portfolio turnover rate                                          110%               155%A

   Average commissions rateF                                       $ .0366


   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G FOR THE PERIOD JUNE 22, 1995 (COMMENCEMENT OF OPERATIONS) TO APRIL 30,
1996
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from May 1 through April 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average.
The charts    beginning     on page         present calendar year
performance   .
AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                      Past            Life of
April 30, 1997                            1               fund
                                          year

Small Cap Stock Fund                         -    2.38    10.30
                                          %               %A

Small Cap Stock Fund                         -    5.30    9.43
       (load adj.B)                       %               %A

Russell 2000 Index                        0.   05        12.   72
                                                 %              %

Lipper Small Cap                             -3.05           n/a
       Funds Average                             %

Mid-Cap Stock Fund                        5.03            18.17
                                          %               %C

S&P MidCap 400
(registered trademark)                       10.12           14.56
                                                 %               %

Lipper Mid-Cap Funds Average                 1.10            n/a
                                                 %

Large Cap Stock Fund                      17.35                  18.86
                                          %               %D

S&P 500
(registered trademark)                    25.1   3        25.   88
                                                 %               %

Lipper Growth Funds Average                  12.48           n/a
                                             %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended                      Past           Life of
April 30, 1997                            1              fund
                                          year

Small Cap Stock Fund                         -    2.38    45.79
                                          %               %A

Small Cap Stock Fund                          -    5.30           41.42
(load adj.B)                              %               %A

Russell 2000 Index                        0.0   5        58.   44
                                                 %              %

Lipper Small Cap                             -3.05           n/a
       Funds Average                             %

Mid-Cap Stock Fund                           5.03            67.59
                                                 %           %    C

S&P MidCap 400                               10.12           52.27
                                                 %           %

Lipper Mid-Cap Funds Average                 1.10            n/a
                                                 %

Large Cap Stock Fund                      17.35                  37.91
                                          %               %D

S&P 500                                   25.1   3        53.   43
                                                 %               %

Lipper Growth Funds Average                  12.48           n/a
                                             %

A FROM JUNE 28, 1993 (COMMENCEMENT OF OPERATIONS)
   UNDERSTANDING

PERFORMANCE
Because these funds invest in
stocks, their performance is
related to that of the overall
stock market. Historically,
stock market performance has
been characterized by volatility
in the short run and growth in
the long run. You can see
these two characteristics
reflected in the fund's
performance; the year-by-year
total returns beginning on page
 show that short-term
returns can vary widely, while
the returns in the mountain
chart show long-term growth.
(checkmark)
B LOAD ADJUSTED RETURNS INCLUDE THE EFFECT OF PAYING THE FUND'S 3% SALES
CHARGE.
C FROM MARCH 29, 1994 (COMMENCEMENT OF OPERATIONS)
D FROM JUNE 22, 1995 (COMMENCEMENT OF OPERATIONS   )

EXAMPLE: Let's say, hypothetically, that you had $10,000 invested in Small
Cap Stock Fund or Mid-Cap Stock Fund on    each fund's     start date. The
charts below show the growth in value of your $10,000 investment in each
fund through April 30, 199   7    , including the effect of Small Cap's 3%
sales charge. A chart for Large Cap Stock Fund will be included when the fund has more performance history.
   SMALL CAP STOCK
 Fiscal years 1995 1996 1997
Row: 1, Col: 1, Value: 9700.0
Row: 2, Col: 1, Value: 9700.0
Row: 3, Col: 1, Value: 9767.9
Row: 4, Col: 1, Value: 10126.8
Row: 5, Col: 1, Value: 10340.2
Row: 6, Col: 1, Value: 10417.8
Row: 7, Col: 1, Value: 10126.8
Row: 8, Col: 1, Value: 10555.2
Row: 9, Col: 1, Value: 10818.6
Row: 10, Col: 1, Value: 10906.39
Row: 11, Col: 1, Value: 10184.5
Row: 12, Col: 1, Value: 10350.34
Row: 13, Col: 1, Value: 10077.19
Row: 14, Col: 1, Value: 9579.68
Row: 15, Col: 1, Value: 9657.720000000001
Row: 16, Col: 1, Value: 10340.59
Row: 17, Col: 1, Value: 10282.06
Row: 18, Col: 1, Value: 10477.16
Row: 19, Col: 1, Value: 9979.640000000001
Row: 20, Col: 1, Value: 10204.29
Row: 21, Col: 1, Value: 9823.459999999999
Row: 22, Col: 1, Value: 10165.23
Row: 23, Col: 1, Value: 10438.65
Row: 24, Col: 1, Value: 10673.01
Row: 25, Col: 1, Value: 10878.07
Row: 26, Col: 1, Value: 12085.13
Row: 27, Col: 1, Value: 13331.93
Row: 28, Col: 1, Value: 13518.46
Row: 29, Col: 1, Value: 13862.06
Row: 30, Col: 1, Value: 13145.4
Row: 31, Col: 1, Value: 13322.11
Row: 32, Col: 1, Value: 12921.5
Row: 33, Col: 1, Value: 12702.49
Row: 34, Col: 1, Value: 13004.93
Row: 35, Col: 1, Value: 13244.79
Row: 36, Col: 1, Value: 14485.84
Row: 37, Col: 1, Value: 14976.0
Row: 38, Col: 1, Value: 14130.95
Row: 39, Col: 1, Value: 13091.43
Row: 40, Col: 1, Value: 13708.65
Row: 41, Col: 1, Value: 14293.37
Row: 42, Col: 1, Value: 13860.24
Row: 43, Col: 1, Value: 14434.14
Row: 44, Col: 1, Value: 14683.19
Row: 45, Col: 1, Value: 14748.16
Row: 46, Col: 1, Value: 14542.43
Row: 47, Col: 1, Value: 14001.01
Row: 48, Col: 1, Value: 14141.78
$

$14,142
   MID-CAP STOCK
 Fiscal years 1995 1996 1997
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 9780.0
Row: 3, Col: 1, Value: 9840.0
Row: 4, Col: 1, Value: 9890.0
Row: 5, Col: 1, Value: 9690.0
Row: 6, Col: 1, Value: 9930.0
Row: 7, Col: 1, Value: 10740.0
Row: 8, Col: 1, Value: 10990.0
Row: 9, Col: 1, Value: 11180.0
Row: 10, Col: 1, Value: 10720.0
Row: 11, Col: 1, Value: 10846.15
Row: 12, Col: 1, Value: 10927.24
Row: 13, Col: 1, Value: 11464.48
Row: 14, Col: 1, Value: 11860.51
Row: 15, Col: 1, Value: 12195.61
Row: 16, Col: 1, Value: 12378.39
Row: 17, Col: 1, Value: 12984.78
Row: 18, Col: 1, Value: 13715.88
Row: 19, Col: 1, Value: 14004.2
Row: 20, Col: 1, Value: 14302.82
Row: 21, Col: 1, Value: 14014.5
Row: 22, Col: 1, Value: 14539.66
Row: 23, Col: 1, Value: 14525.66
Row: 24, Col: 1, Value: 14977.57
Row: 25, Col: 1, Value: 15397.2
Row: 26, Col: 1, Value: 15386.44
Row: 27, Col: 1, Value: 15956.71
Row: 28, Col: 1, Value: 16666.85
Row: 29, Col: 1, Value: 16158.58
Row: 30, Col: 1, Value: 15221.85
Row: 31, Col: 1, Value: 16080.52
Row: 32, Col: 1, Value: 17073.01
Row: 33, Col: 1, Value: 16638.1
Row: 34, Col: 1, Value: 17429.86
Row: 35, Col: 1, Value: 17157.68
Row: 36, Col: 1, Value: 17731.94
Row: 37, Col: 1, Value: 17274.87
Row: 38, Col: 1, Value: 16325.58
Row: 39, Col: 1, Value: 16759.21
$
$16,759
   EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark))        is a
widely recognized, unmanaged index of common stocks.
   RUSSELL 2000 INDEX is an unmanaged index of 2,000 small company stocks. STANDARD & POOR'S MIDCAP 400 INDEX is a widely recognized, unmanaged index of 400 medium-capitalization stocks.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
YEAR-BY-YEAR TOTAL RETURNS

Calendar years                 1994   1995   1996
SMALL CAP STOCK                -3.32% 26.63% 13.63%
Lipper Small Cap Funds Average -0.72% 31.54% 22.20%

Consumer Price Index            2.67%  2.54%  3.32%
Russell 2000                   -1.82% 28.44% 16.49%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: -3.32
Row: 9, Col: 1, Value: 26.63
Row: 10, Col: 1, Value: 13.63
(LARGE SOLID BOX) Small Cap
Fund
   YEAR-BY-YEAR TOTAL RETURNS
Calendar years                 1995   1996
MID-CAP STOCK                  33.92% 18.12%
Lipper Mid-Cap Funds Average   32.17% 17.92%
Consumer Price Index            2.54%  3.32%
S&P MidCap 400                 30.95% 19.20%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: 33.92
Row: 10, Col: 1, Value: 18.12
(LARGE SOLID BOX) Mid-Cap
Stock
   THE COMPETITIVE FUNDS AVERAGES are the Lipper Small Cap Funds Average, the Lipper Mid-Cap Funds Average, and the Lipper Growth Funds Average for Small Cap Stock, Mid-Cap Stock and Large Cap Stock, respectively. As of April 30, 1997, the averages reflected the performance of 395, 180, and 736 mutual funds with similar objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.
Other illustrations of fund performance may show moving averages over specified periods.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. YEAR-BY-YEAR TOTAL RETURNS
Calendar years              1996
LARGE CAP STOCK             21.55%

Lipper Growth Funds Average 19.24%

Consumer Price Index         3.32%

S&P 500                     22.96%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: 0.0
Row: 10, Col: 1, Value: 21.55
(LARGE SOLID BOX) Large Cap
Stock
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money
and invests it toward a specified goal.    Fidelity     Small Cap Stock
   Fund     and    Fidelity Large Cap Stock Fund     are diversified funds
of Fidelity Commonwealth Trust, and    Fidelity Mid-Cap Stock Fund     is a
diversified fund of    Fidelity Devonshire Trust    . Both trusts are
open-end management investment companies. Fidelity Commonwealth Trust was organized as a Massachusetts business trust on November 8, 1974.
Fidelity Devonshire Trust     was organized as a Massachusetts business
trust on March 4, 1985. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments. Bradford Lewis is vice president and manager of Small Cap Stock, which he has managed since June 1993. He also manages other Fidelity funds. Since joining Fidelity in 1985, Mr. Lewis has worked as an analyst and manager.
   Katherine Collins is manager of Mid-Cap Stock, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager.
Thomas Sprague is vice president and manager of Large Cap Stock, which he has managed since March 1996. He also manages another Fidelity fund. Since joining Fidelity in 1989, he has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Company, Inc. (FSC) performs transfer
agent servicing functions for    each     fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
   SMALL CAP STOCK     seeks capital appreciation by investing primarily in
equity securities of companies that have small market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
Small market capitalization companies are those with market capitalizations of $1 billion or less at the time of the fund's investment. Companies whose capitalization falls outside this range after purchase continue to be considered small-capitalized for purposes of the 65% policy.
In selecting the fund's investments, FMR uses a disciplined approach which involves computer-aided quantitative analysis supported by fundamental research. FMR's computer model systematically reviews thousands of stocks, using historical earnings, dividend yield, earnings per share, and many other factors. Then, potential investments are analyzed further using fundamental criteria, such as a company's growth potential and estimates of current earnings.
Investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, since they can be subject to more abrupt or erratic movements. Small capitalization companies may have more limited product lines, markets, or financial resources.
   MID-CAP STOCK     seeks long-term growth of capital by investing
primarily in equity securities of companies with medium market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types. Medium market capitalization companies are those whose market capitalization falls within the capitalization range of the S&P MidCap 400 at the time of the fund's investment. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalized for purposes of the 65% policy. As of April 30, 1997,
the S&P MidCap 400 included companies with capitalizations between $   107
    million and $   7.6     billion.
Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.
   LARGE CAP STOCK     seeks long-term growth of capital by investing
primarily in equity securities of companies with large market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
FMR defines large market capitalization companies as those with market capitalizations of $1 billion or more at the time of the fund's investment. Companies whose capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65% policy. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. However, large capitalization companies may have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.
The value of the funds' domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. Also, as mutual funds, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free
SAI or financial report, call        1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
   RESTRICTIONS: With     respect to 75% of total assets, each fund may not
purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to
borrow money from investors. The issuer    generally     pays the investor
a fixed   ,     variable   , or floating     rate   ,     of interest, and
must repay the amount borrowed at maturity. Some debt securities, such as
zero coupon bonds, do not pay current interest, but are    sold     at a
discount from their face values.
   Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.
Investment-grade debt securities are medium and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline
significantly in periods of general    or regional     economic difficulty.
   RESTRICTIONS:     Purchase of a debt security is consistent with a
fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Small Cap Stock currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets. Mid-Cap Stock and Large Cap Stock currently intend to limit their investments in lower than Baa-quality debt securities to less than 35% of their assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to
increase or decrease its exposure to changing        security prices,
interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
   RESTRICTIONS:     A fund may not purchase a security if, as a result,
more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
   CASH MANAGEMENT.     A fund may invest in money market securities, in
repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A
major change        in interest rates or a default on the money market
fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, a fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S.
   G    overnment securities   .
A fund may not invest more than 25% of its total assets in any one
industry. This limitation does not apply to U.S.    G    overnment
securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT
    POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
   FIDELITY SMALL CAP STOCK     seeks capital appreciation.
   FIDELITY MID-CAP STOCK seeks long-term growth of capital.
FIDELITY LARGE CAP STOCK seeks long-term growth of capital.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of each fund's total assets.
BREAKDOWN OF
    EXPENSES
   Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
   The management fee is calculated and paid to FMR every month. The amount of the fee is determined by taking a BASIC FEE and then applying a PERFORMANCE ADJUSTMENT. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to its comparative index.
Manage   =   Ba    +/-   Performa
ment         sic         nce
fee          fee         adjustme
                         nt

   THE BASIC FEE (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by a fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For April 1997, the group fee rate was 0.3018%. The individual fund fee rate is 0.35% for Small Cap Stock, 0.30% for Mid-Cap Stock and 0.30% for Large Cap Stock. The basic fee rate for the fiscal year ended April 1997 was 0.65% for Small Cap Stock, 0.60% for Mid-Cap Stock, and 0.60% for Large Cap Stock.
THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing each fund's performance to that of the Russell 2000 for Small Cap Stock, the S&P MidCap 400 for Mid-Cap Stock, and the S&P 500 for Large Cap Stock over the performance period. For Large Cap Stock, the performance period began on July 1, 1995 and will eventually include 36 months. The performance adjustment did not take effect until June 1, 1996. For Small Cap Stock and Mid-Cap Stock the performance period is the most recent 36 month period. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is "0.20% of a fund's average net assets over the performance period.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.
       OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, and handling securities loans. In the
fiscal year ended April 1997, Small Cap Stock   , Mid-Cap Stock,     and
Large Cap Stock paid FSC fees equal to    0.38    %,    0.28    %, and
   0.38    % respectively, of average net assets.
   Each     fund also pay   s     other expenses, such as legal, audit, and
custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of
the commissions paid by a fund to reduce    that     fund's custodian or
transfer agent fees.
Mid-Cap Stock and Large Cap Stock have each adopted a    DISTRIBUTION AND
SERVICE PLAN    .    Each     plan recognize   s     that FMR may use
its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for the fund's shares. Currently, the Board of Trustees of each fund has not authorized such payments.
For the fiscal year ended April 1997, the portfolio turnover rates for
Small Cap Stock, Mid-Cap Stock,    and Large Cap Stock     were
   176    %,    155    % and    110    %, respectively. These rates vary
from year to year.        High turnover rates increase transaction costs
and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    234
(solid bullet) Assets in Fidelity mutual
funds: over $   440     billion
(solid bullet) Number of shareholder
accounts: over    31     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    273
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
   (solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employed income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
ONCE EACH BUSINESS DAY, TWO SHARE PRICES ARE CALCULATED FOR SMALL CAP
STOCK: the offering price and the net asset value (NAV). If you qualify for a sales charge waiver when purchasing shares of Small Cap Stock as described on page , your share price will be the NAV. If you pay a sales charge as described on page , your share price will be the offering price. When you buy shares of Small Cap Stock at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. Shares of Mid-Cap Stock and Large Cap Stock are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
   (small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500
For Fidelity IRA, Rollover IRA,
    SEP-IRA and Keogh accounts  $500
TO ADD TO AN ACCOUNT $250
For Fidelity IRA, Rollover IRA,
    SEP-IRA and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA,
    SEP-IRA and Keogh accounts $500
*        FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER
TO "INVESTOR SERVICES," PA   G    E .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary
   d    eduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.

                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777
(phone_graphic)       (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                      Fidelity fund account                         Fidelity fund account
                      with the same                                 with the same
                      registration, including                       registration, including
                      name, address, and                            name, address, and
                      taxpayer ID number.                           taxpayer ID number.
                                                                    (small solid bullet) Use Fidelity Money Line
                                                                    to transfer from your
                                                                    bank account. Call
                                                                    before your first use to
                                                                    verify that this service is
                                                                    in place on your
                                                                    account. Maximum
                                                                    Money Line:    Up to
                                                                           $   100,000    .

Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.

In Person
(hand_graphic)        (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                      and check                                      Fidelity Investor Center.
                      to a Fidelity Investor                         Call 1-800-544-9797 for
                      Center. Call                                   the center nearest you.
                      1-800-544-9797 for the
                      center nearest you.

Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.

Automatically
(automatic_graphic)   (small solid bullet) Not available.             (small solid bullet) Use Fidelity Automatic
                                                                      Account Builder. Sign
                                                                      up for this service
                                                                      when opening your
                                                                      account, or call
                                                                      1-800-544-6666 to add
                                                                      it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

                                                 ACCOUNT TYPE           SPECIAL REQUIREMENTS

IF YOU SELL SHARES OF SMALL CAP STOCK AFTER HOLDING THEM LESS THAN        90 DAYS, THE FUND
WILL DEDUCT A REDEMPTION FEE EQUAL TO 0.75% OF THE VALUE OF THOSE SHARES.

Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum:    Up to
                                                                              $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types    (small solid bullet) You must sign up for the wire
                                                 except retirement    feature before using it. To
                                                                      verify that it is in place, call
                                                                      1-800-544-6666. Minimum
                                                                      wire: $5,000.
                                                                      (small solid bullet) Your wire redemption request
                                                                      must be received and
                                                                      accepted by Fidelity before 4
                                                                      p.m. Eastern time for money
                                                                      to be wired on the next
                                                                      business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. The shares you exchange will carry credit for any sales charge you previously paid in connection with their purchase.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. Because of Small Cap Stock's sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain
distributions are not subject to Small Cap Stock   's     3% sales charge.
Likewise, if you direct distributions from Small Cap Stock to a fund with a sales charge, you will not pay a sales charge on those purchases.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund
realizes capital gains
whenever it sells securities
for a higher price than it paid
for them. These are passed
along as CAPITAL GAIN
DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions    -     including exchanges to
other Fidelity funds    -     are subject to capital gains tax. A capital
gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND.   "     If you buy shares when a fund has realized but
not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV and offering price as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency
into U.S. dollars using current exchange rates.    Short-term securities
with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In
addition, if     quotations are not readily available, or if the values
have been materially affected by events occurring after the closing of a
foreign market, assets    may be valued     by a method that the Board of
Trustees believes accurately reflects fair value.
THE OFFERING PRICE (price to buy one share) of Small Cap Stock is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3% of the offering price. The
offering price of    each of     Mid-Cap Stock and Large Cap Stock is its
NAV.    The REDEMPTION PRICE (price to sell one share)of each of Mid-Cap
Stock and Large Cap Stock is its NAV. The REDEMPTION PRICE of Small Cap
    is its NAV minus the    f    und's redemption fee, if applicable.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
   A R    EDEMPTION FEE    if applicable, of 0.75% for shares held less
than 90 days     for Small Cap Stock   ,     will be deducted from the
amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of
distributions. If    you bought shares on different days the     shares you
held longest will be redeemed first for purposes of determining whether the fee applies.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from Small Cap Stock's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
fees of up to 1.00% on purchases,     administrative fees of up to
$7.50   ,     and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
SALES CHARGE        REDUCTIONS AND WAIVERS
REDUCTIONS. Small Cap Stock's sales charge may be reduced if you invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. However, purchases made with assistance or intervention from a financial intermediary are not eligible. Call Fidelity to see if your purchase qualifies.
                            Sales Charge

Ranges                      As a % of        As an approximate % of net
                            Offering Price   amount invested

$0    -     249,999         3.00%            3.09%

$250,000    -     499,999   2.00%            2.04%

$500,000    -     999,999   1.00%            1.01%

$1,000,000 or more          none             none

The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds (not including Fidelity's Foreign Currency Funds). Similarly, your shares carry credit for any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares or a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds of a transaction within a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. With redemption proceeds from one of Fidelity's Foreign Currency Funds, if the Foreign Currency Fund shares were originally purchased with redemption proceeds from a Fidelity fund.
4. Through the Directed Dividends Option (see page ).
5. By participants in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
WAIVERS. Small Cap Stock's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code).
5. If you are an investor participating in the Fidelity Trust Portfolios program.
6. To shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager.
7. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited/FIL or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or other
employee of a qualified recipient, as defined on page        .
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) purchasing for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares purchased directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
These waivers must be qualified through FDC in advance. More detailed
information about waivers (1), (2), (5   ), (10), and (12)     is contained
in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.



This prospectus is printed on recycled paper using soy-based inks.
   FIDELITY LARGE CAP STOCK FUND AND FIDELITY SMALL CAP STOCK FUND
FUNDS OF FIDELITY COMMONWEALTH TRUST
   FIDELITY MID-CAP STOCK FUND
A FUND OF FIDELITY DEVONSHIRE TRUST
STATEMENT OF ADDITIONAL INFORMATION
       JUNE 20, 1997
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction    with     the funds' current Prospectus
dated June 20, 1997. Please retain this document for future
refer   enc    e. The funds' Annual Reports are separate documents supplied
with this SAI. To obtain a free addi   tiona    l copy of the Prospectus or
an Annual Report, please call Fidelity at 1-800-544-8888.

TABLE OF CONTENTS                                                           PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans    (Mid-Cap Stock and Large Cap Stock)

Contracts with FMR Affiliates

Description of the Trust   s

Financial Statements

Appendix


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
   TRANSFER AGENT
    Fidelity Service Company, Inc.    (    FSC   )
    SML   -ptb-    0697
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SMALL CAP STOCK FUND
THE FOLLOWING ARE SMALL CAP STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
INVESTMENT LIMITATIONS OF MID-CAP STOCK FUND
THE FOLLOWING ARE MID-CAP STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objectives, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
INVESTMENT LIMITATIONS OF LARGE CAP STOCK FUND
THE FOLLOWING ARE LARGE CAP STOCK FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES. Each fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. A    fund     may conduct foreign currency
transactions on a spot (i.e., cash) or forward basis    (i.e., by entering
into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund    has filed
a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations 1 and 5). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
 LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
 SHORT SALES "AGAINST THE BOX." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values , mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one
type of investment to another   .     For example, if the fund agreed to
exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the
sub-advisers (see the section entitled "Management Contract   s    "), the
sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place
portfolio transactions with brokerage firms that have    provid    ed
assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research
services provided by and place agency transactions with    National
Financial Services Corporation (NFSC)     and Fidelity Brokerage Services
(FBS),    indirect     subsidiaries of FMR Corp., if the commissions are
fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has
authorized    NFSC     to execute portfolio transactions on national
securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30, 1997 and 1996, the portfolio
turnover rates were    176% and 192%    , respectively   ,     for Small
Cap Stock and    155% and 179%    , respectively   ,     for Mid-Cap
Stock   . Large Cap Stock's portfolio turnover rate for the fiscal period ended April 30, 1997 and the annualized portfolio turnover rate for the fiscal period June 22, 1995 (commencement of operations) through April 30,
1996, were 110% and 155%    , respectively. Because a high turnover rate
increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
Each fund pays both commissions and spreads in connection with the
placement of portfolio transactions.    NFSC     is paid on a commission
basis. The table on page lists each fund's total brokerage commissions, the total commissions and the percentage of brokerage commissions paid to brokerage firms that provided research services, and the dollar amount of
commissions paid to    NFSC     during each fund's respective fiscal
periods. The table also lists the percentages of each fund's aggregate
brokerage commissions paid to    NFSC     during their respective fiscal
periods, as well as the percentages of each fund's aggregate dollar amount
of transactions effected through    NFSC     during the same periods. The
difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through
   NFSC     is a result of the low commission rates charged by    NFSC    .



   Fiscal
Period          Total              Total              % Paid to      Commissions        % of                  % of
   Ended     April 30              Commissions        Firms          Paid               Commissions           Transactions
                                   Paid to Firms      Providing      To    NFSC         Paid to    NFSC       Effected
                                   Providing          Research                                                Through    NFSC
                                   Research

Small Cap Stock

 1997           $ 1,684,536        $ 1,288,958        76.5%          $ 101,852           6.1%                  6.2%

 1996           821,475            650,458            79.2            55,409             6.7                   7.0

 1995           1,991,619          1,700,334          85.4            144,241            7.2                   7.2

   Mid    -Cap Stock

 1997              $     3,645,148    $     3,258,843 89.4   %          $     796,672    21.9   %              28.6   %

 1996           2,788,301          2,712,150          97.3            1,000,145          35.9                  46.3

 1995*          478,966            455,987            95.0            145,249            30.0                  43.0

 1995**         251,433            241,388            96.0            123,577            49.0                  57.0

Large Cap Stock

 1997              $     161,118      $     122,793   76.2   %          $     19,720     12.2   %              14.3   %

 1996**   *     117,355            73,275             62.4            44,036             37.5                  54.5


   * From February 1, 1995 to April 30, 1995.
** From March 29, 1994 (commencement of operations) to January 31, 1995. *** From June 22, 1995 (commencement of operations) to April 30, 1996.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines each fund's NAV as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's net asset value (NAV).
   GROWTH FUNDS.     Portfolio securities are valued by various methods
depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which market quotations are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned
by    a     fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a
before-tax or after-tax    basis and may be quoted with or without taking
Small Cap Stock's 3% maximum sales charge into account and may or may not
include the effect of Small Cap     Stock's 0.75% redemption fee on shares
held less than 90 days. Excluding a fund's sales charge and redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On April 25, 1997, the 13-week and 39-week long-term moving
averages were    $13.30 and $13.17, respectively, for Small Cap Stock,
$14.56 and $14.45, respectively, for Mid-Cap Stock, and $12.79 and $12.29,
respec    tively, for Large Cap Stock.
HISTORICAL FUND RESULTS. The following table shows the funds' total returns for periods ended April 30, 1997. Total return figures include the effect
of Small Cap    Stock's     3% sales charge, but do not include the effect
of Small Cap    Stock's     0.75% redemption fee, applicable to shares held
less than 90 days.

                  Average Annual                  Cumulative
                         Total Returns            Total Returns

                  One                             Life of                        One                      Life of
                  Year                            Fund                           Year                     Fund



Small Cap Stock       (5    .   30    %   )           9    .   4    3%   *           (    5.30%   )        4   1    .   42    %*

Mid-Cap Stock      5.03%                           18.17%   **                    5.03%                    67.59%**

Large Cap Stock    17.35%                          18.86%   ***                   17.35%                   37.91%***


   * From June 28, 1993 (commencement of operations).
** From March 29, 1994 (commencement of operations).
*** From June 22, 1995 (commencement of operations).
The following tables show the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poors 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the life of each fund, assuming all distributions were reinvested. The figures below reflect the fluctuating
stock prices of the specified periods and    should not be considered
representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the period from June 28, 1993 (commencement of operations) to April 30, 1997, a hypothetical $10,000 investment in Small Cap Stock would have
gr    own to $14,142, including the effect of Small Cap    Stock's     3%
maximum sales charge.

SMALL CAP STOCK                                                               INDICES

Period Ended   Value of     Value of        Value of        Total             S&P 500           DJIA       Cost of
April 30       Initial      Reinvested      Reinvested      Value                                          Living**
               $10,000      Dividend        Capital Gain
               Investment   Distributions   Distributions







1997           $ 12,668     $ 13   6        $ 1,338         $ 14,14   2       $ 19,7   07       $ 22,042      $ 11,094

1996           $ 13,473     $ 13   4        $ 879           $ 14,48   6       $ 15,749          $ 17,156   $ 10,824

1995           $ 10,602     $ 31            $ 40            $ 10,673          $ 12,095          $ 13,011   $ 10,519

1994*          $ 10,292     $    19         $ 39            $ 10,35   0       $ 10,297          $ 10,793   $ 10,208


* From June 28, 1993 (commencement of operations).
** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Small Cap Stock on June 28, 1993, assuming the 3% sales charge had been in effect, the net amount invested in Small Cap Stock shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $11,444. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $116 for dividends and $1,280 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% redemption fee applicable to shares held less than 90 days.
During the period    from     March 29, 1994 (commencement of operations)
to April 30, 1997, a hypothetical $10,000 investment in Mid-Cap Stock would have grown to $16,759.

MID-CAP STOCK                                                          INDICES

Period Ended   Value of     Value of        Value of        Total      S&P 500           DJIA       Cost of
April 30       Initial      Reinvested      Reinvested      Value                                   Living**
               $10,000      Dividend        Capital Gain
               Investment   Distributions   Distributions







1997           $ 14,300     $ 99            $ 2,360         $ 16,759   $ 18,7   88       $ 20,036      $ 10,883

1996           $ 14,830     $ 69            $ 1,058         $ 15,957   $    15,015       $ 15,594   $ 10,618

1995           $ 12,010     $ 0             $ 186           $ 12,196   $    11,531       $ 11,827   $ 10,319

1994*          $ 9,840      $ 0             $ 0             $ 9,840    $    9,817        $ 9,810    $ 10,014


* From March 29, 1994 (commencement of operations).
** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Mid-Cap Stock on March 29, 1994, the net amount invested in Mid-Cap Stock shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,378. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $90 for dividends and $2,140 for capital gain distributions.
During the period from June 22, 1995 (commencement of operations) to April 30, 1997, a hypothetical $10,000 investment in Large Cap Stock would have grown to $13,791.

LARGE CAP STOCK                                                         INDICES

Period Ended    Value of     Value of        Value of        Total      S&P 500                  DJIA       Cost of
April 30        Initial      Reinvested      Reinvested      Value                                          Living**
                $10,000      Dividend        Capital Gain
                Investment   Distributions   Distributions







1997            $ 12,810     $ 90            $ 891           $ 13,791   $        15,   343       $ 16,044      $ 10,505

1996*           $ 11,720     $ 32            $    0          $ 11,752   $ 12,261                 $ 12,487   $ 10,249


* From June 22, 1995 (commencement of operations).
** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Large Cap Stock on June 22, 1995 the net amount invested in Large Cap Stock shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,894. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $80 for dividends and $800 for capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Small Cap Stock may compare its performance to that of the Russell 2000 Index, an unmanaged index of 2,000 small company stocks.
Mid-Cap Stock may compare its performance to that of the Standard & Poor's MidCap 400 Index, a widely recognized, unmanaged index of 400 medium-capitalization stocks.
Large Cap Stock may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of April 30, 1997, FMR advised over $   28     billion in tax-free fund
assets, $   95     billion in money market fund assets, $   317     billion
in equity fund assets, $   69     billion in international fund assets, and
$   27     billion in Spartan fund assets. The funds may    reference
    the growth and variety of money market mutual funds and the adviser's
innovation and participation in the industry. The equity f   und    s under
management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (the 1940
Act), FDC exercises its right to waive Small Cap's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with the fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Small Cap's sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
   3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the
date     of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for
purposes of Section 501(c)(3) of the Internal Revenue Code)   ;
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
Small Cap    Stock's     sales charge may be reduced to reflect sales
charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1997: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that each fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of April 30, 1997, Small Cap Stock hereby designates approximately $2,908,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
As of April 30, 1997, Mid-Cap Stock hereby designates approximately $62,077,000 as a capital gain dividend for the purpose of the dividend paid deduction.
As of April 30, 1997, Large Cap Stock hereby designates approximately $3,281,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, each fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
   Each of S    mall Cap    Stock     and Large Cap    Stock is     treated
as    a     separate    entity     from the other funds of Fidelity
Commonwealth Trust for tax purposes. Mid-Cap    Stock     is treated as a
separate entity    from the other funds     of Fidelity Devonshire Trust.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (66), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Trustee and Senior Vice President,    Vice Chairman
of FMR Corp.; President of Fidelity Investment Institutional Services
Company (FIIS) Inc., and President,     and a Director of FMR Texas Inc.,
Fidelity Management & R   es    earch (U.K.) Inc., and Fidelity Management
& Research (Far East) Inc.
RALPH F. COX (64), Trustee (1991), is a management consultant (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency
(CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a
Board Memb    er for the Virginia Neurological Institute, and a Senior
Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (   69    ), Trustee. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director
of NACCO Industries, Inc. (mining and m   anufacturing    , 1985-1995) and
Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (67), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust,
1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
MARVIN L. MANN (64), Trustee (1993)   ,     is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (68), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (62), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
BRADFORD LEWIS (42)   ,     Vice President    of Small Cap Stock (1993) and
an employee of FMR (1985).
TOM SPRAGUE (   39    ), Vice President    of Large Cap Stock (1986) and an
employee of FMR (1989).
ARTHUR S. LORING (49), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
ROBERT H. MORRISON (57), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee of each fund for his or her services for the fiscal year ended
April    30    , 1997,    or     calendar year ended December 31, 1996, as
applicable.
COMPENSATION TABLE


Trustees                  Aggregate            Aggregate           Aggregate            Total
                          Compensation         Compensation from   Compensation from    Compensation
                          from                 Mid-Cap StockB,D    Large Cap StockB,E   from the
                          Small Cap StockB,C                                            Fund Complex*,A

J. Gary Burkhead **       $    0               $    0              $    0               $ 0

Ralph F. Cox              $    206             $    580            $    38                 $     137,700

Phyllis Burke Davis       $    197             $    556            $    36                 $     134,700

Richard J. Flynn***       $    156             $    438            $    24                 $     168,000

Robert M. Gates ****      $    37              $    100            $    9                  $     0

Edward C. Johnson 3d **   $    0               $    0              $    0                  $     0

E. Bradley Jones          $    198             $    560            $    37                 $     134,700

Donald J. Kirk            $    200             $    566            $    37                 $     136,200

Peter S. Lynch **         $    0               $    0              $    0                  $     0

William O. McCoy*****     $    198             $    559            $    37                 $     85,333

Gerald C. McDonough       $    221             $    624            $    42                 $     136,200

Edward H. Malone***       $    183             $    345            $    19                 $     136,200

Marvin L. Mann            $    201             $    569            $    38                 $     134,700

Thomas R. Williams        $    204             $    576            $    38                 $     136,200


* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
   ** Interested Trustees of the fund(s) are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** Mr. Gates was appointed to the Board of Trustees of each Trust effective March 1, 1997.
***** During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory Board of each trust. Mr. McCoy was appointed to the Board of Trustees of each Trust effective January 1, 1997.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $7, Phyllis Burke Davis, $7, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $7, Donald J. Kirk, $7, William O. McCoy, $0, Gerald C. McDonough, $7, Edward H. Malone, $7, Marvin L. Mann, $7, and Thomas R. Williams, $7.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $19, Phyllis Burke Davis, $19, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $19, Donald J. Kirk, $19, William O. McCoy, $0, Gerald C. McDonough, $19, Edward H. Malone, $19, Marvin L. Mann, $19, and Thomas R. Williams, $19.
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1, Phyllis Burke Davis, $1, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $1, Donald J. Kirk, $1, William O. McCoy, $0, Gerald C. McDonough, 1$, Edward H. Malone, $1, Marvin L. Mann, $1, and Thomas R. Williams,
$1.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of    April 30, 1997    , the Trustees, and officers of each fund owned,
in the aggregate, less than    1    % of each fund's total outstanding
shares.
As of    April 30, 1997    , the following owned of record or beneficially
5% or more of a fund's outstanding shares:
   Small Cap Stock: National Financial Services Corporation, Boston, MA (14.04%). Mid-Cap Stock: National Financial Services Corporation, Boston, MA (11.00%). Large Cap Stock: National Financial Services Corporation, Boston, MA (28.65%).
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.
   MANAGEMENT CONTRACTS
FMR is manager of Small Cap Stock, Mid-Cap Stock and Large Cap Stock pursuant to management contracts dated November 1, 1994, February 17, 1994 and May 18, 1995, respectively, which were approved by shareholders of Small Cap Stock on October 26, 1994 and by FMR, as the then sole shareholder, for Mid-Cap Stock and Large Cap Stock on February 24, 1994 and June 5, 1995, respectively.
On October 26, 1994 shareholders of Small Cap Stock voted to amend the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. Specifically, the amended contract changed the group fee calculation for group net assets of $210 billion or more.
MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the Russell 2000 (Small Cap) the S&P MidCap 400 (Mid-Cap Stock) and the S&P 500 (Large Cap Stock).
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. Below is the schedule for Small Cap Stock and Large Cap Stock:

GROUP FEE RATE SCHEDULE                          EFFECTIVE ANNUAL FEE RATES

   Average Group           Annualized            Group Net               Effective Annual
   Assets                   Rate                 Assets                  Fee Rate

    0 - $3 billion          .5200%                $ 0.5 billion          .5200%

    3 - 6                   .4900                  25                    .4238

    6 - 9                   .4600                  50                    .3823

    9 - 12                  .4300                  75                    .3626

    12 - 15                 .4000                   100                  .3512

    15 - 18                 .3850                   125                  .3430

    18 - 21                 .3700                  150                   .3371

    21 - 24                 .3600                  175                   .3325

    24 - 30                 .3500                  200                   .3284

    30 - 36                 .3450                  225                   .3249

    36 - 42                 .3400                  250                   .3219

    42 - 48                 .3350                  275                   .3190

    48 - 66                 .3250                  300                   .3163

    66 - 84                 .3200                  325                   .3137

    84 - 102                .3150                  400                   .3067

    102 - 138               .3100

    138 - 174               .3050

    174 - 210               .3000

    210 - 246               .2950

    246 - 282               .2900

    282 - 318               .2850

    318 - 354               .2800

    354 - 390               .2750

    Over 390                .2700


   Prior to November 1, 1994 for Small Cap Stock, the group fee rate was based on a schedule with breakpoints ending a .3000% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule on page . The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. Small Cap Stock's and Large Cap Stock's current management contracts reflect the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule on page for average group assets in excess of $210 billion and under $390 billion.
Below is the schedule for Mid-Cap Stock:

GROUP FEE RATE SCHEDULE                          EFFECTIVE ANNUAL FEE RATES

   Average Group            Annualized           Group Net               Effective Annual
   Assets                   Rate                 Assets                  Fee Rate

    0 - $3 billion          .5200%                $ 0.5 billion          .5200%

    3 - 6                   .4900                  25                    .4238

    6 - 9                   .4600                  50                    .3823

    9 - 12                  .4300                  75                    .3626

    12 - 15                 .4000                   100                  .3512

    15 - 18                 .3850                   125                  .3430

    18 - 21                 .3700                  150                   .3371

    21 - 24                 .3600                  175                   .3325

    24 - 30                 .3500                  200                   .3284

    30 - 36                 .3450                  225                   .3253

    36 - 42                 .3400                  250                   .3223

    42 - 48                 .3350                  275                   .3198

    48 - 66                 .3250                  300                   .3175

    66 - 84                 .3200                  325                   .3153

    84 - 102                .3150                  350                   .3133

    102 - 138               .3100

    138 - 174               .3050

    174 - 228               .3000

    228 - 282               .2950

    282 - 236               .2900

    Over 336                .2850


   For Mid-Cap Stock, on August 1, 1994, FMR voluntarily revised the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion.
For Small Cap Stock, Mid-Cap Stock and Large Cap Stock, on January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:

GROUP FEE RATE SCHEDULE                              EFFECTIVE ANNUAL FEE RATES

   Average Group               Annualized            Group Net           Effective Annual
   Assets                       Rate                 Assets              Fee Rate

    $138 - 174 billion          .3050%                 150               .3371%

    174 - 210                   .3000                  150               .3371

    210 - 246                   .2950                  200               .3284

    246 - 282                   .2900                  200               .3284

    282 - 318                   .2850                  225               .3249

    318 - 354                   .2800                  250               .3219

    354 - 390                   .2750                  275               .3190

    390 - 426                   .2700                  300               .3163

    426 - 462                   .2650                  325               .3137

    462 - 498                   .2600                  350               .3113

    498 - 534                   .2550                  375               .3090

    Over 534                    .2500                  400               .3067

                                                       425               .3046

                                                       450               .3024

                                                       475               .3003

                                                       500               .2982

                                                       525               .2962

                                                       550               .2942



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $457 billion of group net assets - the approximate level for April 1997 - was 0.3018%, which is the weighted average of the respective fee rates for each level of group net assets up to $457 billion.
The individual fund fee rates for Small Cap Stock, Mid-Cap Stock and Large Cap Stock are 0.35%, 0.30%, and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for April 1997, each fund's annual basic fee rate would be calculated as follows:

                            Group Fee Rate                     Individual Fund Fee Rate                     Basic Fee Rate

   Small Cap Stock          0.3018%                 +          0.35%                             =          0.6518%

   Mid-Cap Stock            0.3018%                 +          0.30%                             =          0.6018%

   Large Cap Stock          0.3018%                 +          0.30%                             =          0.6018%




   One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Russell 2000 (Small Cap), the S&P MidCap 400 (Mid-Cap Stock) and the S&P 500 (Large Cap Stock) (the Index) over the same period. The performance period for Large Cap Stock commenced on July, 1 1995. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.
 Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.

   Fund                     Fiscal Years Ended           Performance           Management Fees
                            April 30                     Adjustment            Paid to FMR

   Small Cap Stock           1997                         $ (589,830)           $ 2,993,150*

                             1996                         $ (396,361)           $ 2,894,286*

                             1995                         $ (708,057)           $ 3,575,703*



   Mid-Cap Stock             1997                         $ 1,538,949           $ 10,757,959*

                             1996                         $ 725,221             $ 7,129,455*

                             1995**                       $ 23,200              $ 497,918*

                             1995***                      N/A                   $ 321,245



   Large Cap Stock           1997                         $ (73,325)            $ 533,745*

                             1996****                     N/A                   $ 334,620


   * Including the amount of the performance adjustment.
** For the fiscal period February 1, 1995 through April 30, 1995.
*** From March 29, 1994 (commencement of operations)
**** From June 22, 1995 (commencement of operations)
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns, and repayment of the reimbursement by a fund will lower its total returns. SUB-ADVISERS. On behalf of the funds, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of each fund, FMR may also grant the sub-adviser investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR on behalf of each fund for the past three fiscal years are shown in the table below.
Fiscal Year Ended          FMR U.K.          FMR Far East
   April 30

   SMALL CAP STOCK

   1997                    $ 4,107           $ 3,645

   1996                    $ 2,057           $ 2,327

   1995                    $ 60              $ 50

   MID-CAP STOCK

   1997                    $ 13,000           $ 11,960

   1996                    $ 22,041           $ 25,351

   1995*                   $ 3,066            $ 2,306

   1995**                  $ 119              $ 117

   LARGE CAP STOCK

   1997                    $ 2,313           $ 2,022

   1996***                 $ 1,017           $ 1,135

   * From February 1, 1995
** From March 29, 1994 (commencement of operations)
*** From June 22, 1995 (commencement of operations)
For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. and FMR Far East by FMR on behalf of the funds for the past three fiscal years.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of
   Mid-Cap Stock Fund and Large Cap Stock Fund     (the Plans) pursuant to
Rule 12b-1 under th   e     1940    Act     (the Rule). The Rule provides
in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of
shares of    the     fund except pursuant to a plan approved on behalf of
the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
   Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Mid-Cap Stock's and Large Cap Stock's fund shares. In addition, each Plan provides that FMR, directly or through FDC/NFSC, may make payments to third parties, such as banks or broker dealers, that engage in the sale of Mid-Cap Stock's and Large Cap Stock's fund shares, or provide shareholder support services. Currently the Board of Trustees has not authorized such payments for Mid-Cap Stock's and Large-Cap Stock's shares.
FMR made no payments either directly or through FDC to third parties for the calender year ended 1996.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that
   each     Plan do   es     not authorize payments by    the     fund
other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed
herein, and banks and    other     financial institutions may be required
to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
FSC, an affiliate of FMR, is transfer, dividend disbursing, and shareholder servicing agent for each fund. FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%. FSC also collects small account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC also performs the calculations necessary to determine each fund's NAV and dividends, and maintains each fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, specifically, .0600% of the first $500 million of average net assets and .0300% of average net assets in excess of $500
million. The fee   , excluding out-of-pocket expenses,     is limited to a
minimum of $60,000 and a maximum of $800,000 per year.
   The table below shows the fees paid to FSC for pricing and bookkeeping services, including related out-of-pocket expenses during each fund's last three fiscal years.
      Pricing and Bookkeeping Fees


                  1997               1996                 1995

Small Cap Stock   $    316,067       $    290,735         $    343,221

Mid-Cap Stock     $    615,608       $    465,101         $    45,020*

Large Cap Stock   $    65,987        $    44,023***       $    45,699**


   * For the fiscal period February 1, 1995 through April 30, 1995.
** For the fiscal period March 29, 1994 (commencement of operations) through January 31, 1995.
*** From June 22, 1995 (commencement of operations).
FSC also receives fees for administering each fund's securities lending
program. For the fiscal years ended April 19   97    , 19   96    , and
19   95    , there were no securities lending fees incurred by the funds.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered for Mid-Cap Stock and Large Cap Stock at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. The table below shows the sales charge revenue paid to FDC for Small Cap Stock the following fiscal periods:
      Sales Charge Revenue Paid to FDC


                   1997               1996               1995

Small Cap Stock    $    517,712       $    846,604       $    1,239,724


DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Small Cap Stock and Large Cap Stock are funds of Fidelity Commonwealth Trust, an open-end management investment company organized as a Massachusetts business trust on November 8, 1974. On April 11, 1975, the trust's name was changed from Fidelity Investors Trust to Fidelity Thrift Trust. On September 1, 1987, the trust's name was changed from Fidelity Thrift Trust to Fidelity Intermediate Bond Fund. On February 16, 1990, the trust's name was changed from Fidelity Intermediate Bond Fund to Fidelity Commonwealth Trust. Currently, there are four funds of the trust: Fidelity Intermediate Bond Fund, Fidelity Market Index Fund, Fidelity Small Cap Stock Fund, and Fidelity Large Cap Stock Fund.
Fidelity Mid-Cap Stock Fund is a fund of Fidelity Devonshire Trust, an open-end management investment company originally organized as a Massachusetts corporation on December 16, 1965. On March 4, 1985, the trust was reorganized as a Massachusetts business trust, at which time its name was changed from Fidelity Equity-Income Fund, Inc. to Fidelity Equity-Income Fund. On December 19, 1986, the Board of Trustees voted to change the name of the trust from Fidelity Equity-Income Fund to Fidelity Devonshire Trust. Currently, there are five funds of the trust: Spartan Adjustable Rate Government Fund, Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, Fidelity Mid-Cap Stock Fund, and Fidelity Utilities Fund.
   Each Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a trust or a
fund, the right of the trust or fund to use the identifying name   s
"Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declarations of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, each trust or fund will continue indefinitely. Each fund or trust may invest all of its assets in another investment company. CUSTODIANS. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Small Cap Stock and Large Cap
Stock. The Chase Manhattan Bank, N.,    1 Chase Manhattan Plaza    , New
York, New York, is custodian of the assets of Mid-Cap Stock.    Each
custodian    is     responsible for the safekeeping of    a     fund assets
and the appointment of    any     subcustodian banks and clearing agencies.
   A     custodian take   s     no part in determining the investment
policies of a fund or in deciding which securities are purchased or sold by
a fund. However, a fund may invest in obligations of    its     custodian
and may purchase securities from or sell securities to their respective custodians. The Bank of New York headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The
Boston branch of Brown Brothers    Harriman & Co.     leases its office
space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts serves as    each     trust's independent accountant. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   Each     fund's financial statements and financial highlights for the fiscal year ended April 30, 1997, and reports of the auditor, are
in   cl    uded in each fund's Annual Report, which are separate reports
supplied with this SAI. The funds' financial statements, includi   ng the
financial high    lights, and reports of the auditor are incorporated
herein by reference. For a free additional copy of the funds' An   nu    al
Report, contact Fidelity at 1-800-544-8888.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
   Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by
the additi    on of a plus sign (+) or minus sign (-) to show relative
standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PART C.  OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
(a) 1. Financial Statements and Financial Highlights, included in Fidelity Intermediate Bond Fund's Annual
  Report for the fiscal year ended April 30, 1997 are incorporated by reference in the fund's Statement of
    Additional Information and were filed on June 13, 1997 for Fidelity Commonwealth Trust
    (File No. 811-2546) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 2. Financial Statements and Financial Highlights, included in Spartan
Market Index Fund's Annual Report for      the fiscal year ended April 30,
1997 are incorporated by reference in the fund's Statement of Additional
       Information and were filed on June 13, 1997 for Fidelity Commonwealth Trust (File No. 811-2546)
    pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 3. Financial Statements and Financial Highlights, included in Fidelity
Small Cap Stock Fund's Annual Report      for the fiscal year ended April
30, 1997 are incorporated by reference in the fund's Statement of
Additional      Information and were filed on  June 13, 1997 for Fidelity
Commonwealth Trust (File No. 811-2546)
    pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 4. Financial Statements and Financial Highlights, included in Fidelity
Large Cap Stock Fund's Annual Report      for the fiscal year ended April
30, 1997 are incorporated by reference in the fund's Statement of
Additional      Information and were filed on June 13, 1997 for Fidelity
Commonwealth Trust (File No. 811-2546)
    pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b) Exhibits
 1. (a) Amended and Restated Declaration of Trust, dated June 16, 1994, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 53.
  (b) Supplement to the Declaration of Trust, dated June 6, 1997, is filed herein as Exhibit 1 (b).
 2. Bylaws of Trust, as amended, are incorporated herein by reference to
Exhibit 2(a) to Fidelity Union Street        Trust's (File No. 2-50318)
Post-Effective Amendment No. 87.
 3. Not Applicable.
 4. Not Applicable.
 5. (a) Management Contract, dated December 1, 1994, between Fidelity Commonwealth Trust, on behalf of Fidelity Intermediate Bond Fund, and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 56.
  (b) Management Contract, dated February 15, 1990, between Fidelity Commonwealth Trust, on behalf of Spartan Market Index Fund, and Fidelity Management & Research Company is incorporated herein by reference to
Exhibit 5(b) of Post-Effective Amendment No. 57.
  (c) Management Contract, dated November 1, 1994, between Fidelity Commonwealth Trust, on behalf of Fidelity Small Cap Stock Fund, and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 56.
  (d) Management Contract, dated May 18, 1995, between Fidelity Commonwealth Trust, on behalf of Fidelity Large Cap Stock Fund and Fidelity Management & Research Company, is incorporated herein by reference to
Exhibit 5(d) of Post-Effective Amendment No. 57.
  (e) Sub-Advisory Agreement, dated December 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Intermediate Bond Fund is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 56.
  (f) Sub-Advisory Agreement, dated December 1, 1994, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Intermediate Bond Fund is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 56.
  (g) Sub-Advisory Agreement, dated June 17, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Small Cap Stock Fund is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 50.
  (h) Sub-Advisory Agreement, dated June 17, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Small Cap Stock Fund is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 50.
  (i) Sub-Advisory Agreement, dated May 18, 1995, between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Large Cap Stock Fund is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 57.
  (j) Sub-Advisory Agreement, dated May 18, 1995, between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Fidelity Commonwealth Trust on behalf of Fidelity Large Cap Stock Fund is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 57.
 6. (a) General Distribution Agreement, dated April 1, 1987, between Fidelity Intermediate Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 57.
  (b) Amendment to General Distribution Agreement, dated January 1, 1988, between Fidelity Intermediate Bond Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 57.
  (c) General Distribution Agreement, dated February 15, 1990, between Spartan Market Index Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 57.
  (d) General Distribution Agreement, dated June 17, 1993, between Fidelity Commonwealth Trust with respect to Fidelity Small Cap Stock Fund and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(d) of Post-Effective Amendment No. 50.
  (e) General Distribution Agreement, dated May 18, 1995, between Fidelity Commonwealth Trust with respect to Fidelity Large Cap Stock Fund and Fidelity Distributors Corporation is incorporated herein by reference to
Exhibit 6(e) of Post-Effective Amendment No. 57.
  (f) Amendments to General Distribution Agreement between Fidelity Commonwealth Trust on behalf of Fidelity Intermediate Bond Fund, Spartan Market Index Fund and Fidelity Large Cap Stock Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post Effective Amendment No. 61 (File No. 2-58774).
  (g) Amendments to General Distribution Agreement between Fidelity Commonwealth Trust on behalf of Fidelity Small Cap Stock Fund and Fidelity Distributors Corporation, dated March 14, 1996, and July 15, 1996, are incorporated herein by reference to Exhibit 6(l) of Fidelity Select Portfolios' Post-Effective Amendment No. 57 (File No. 2-69972).
  (h) Form of Bank Agency Agreement (most recently revised January, 1997) is filed herein as Exhibit 6(h).
  (i) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is filed herein as Exhibit 6(i).
 7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or
General Partners, as amended on    November 16, 1995, is incorporated
herein by reference to Exhibit 7(a) of Fidelity Select
 Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to
Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 8. (a) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers
       Harriman & Company and Fidelity Commonwealth Trust on behalf of
Spartan Market Index Fund,         Fidelity Small Cap Stock Fund, and
Fidelity Large Cap Stock Fund is incorporated herein by
       reference to Exhibit 8(a) of Post-Effective Amendment No. 56.
  (b) Appendix A, dated January 18, 1996, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Commonwealth Trust on behalf of
       Spartan Market Index Fund, Fidelity Small Cap Stock Fund, and
Fidelity Large Cap Stock Fund is          incorporated herein by reference
to Exhibit 8(d) of Fidelity Investment Trust's Post-Effective
  Amendment No. 65 (File No. 2-90649).
  (c) Appendix B, dated April 17, 1997, to the Custodian Agreement, dated
September 1, 1994,                between Brown Brothers Harriman & Company
and Fidelity Commonwealth Trust on behalf of             Spartan Market
Index Fund, Fidelity Small Cap Stock Fund, and Fidelity Large Cap Stock
Fund is          filed herein as Exhibit 8(c).
  (d) Custodian Agreement and Appendix C, dated December 1, 1994, between
The Bank of New York         and Fidelity Commonwealth Trust on behalf of
Fidelity Intermediate Bond Fund is incorporated             herein by
reference to Exhibit 8(a) of Fidelity Hereford Street Trust's
Post-Effective Amendment           No. 4 (File No. 33-52577).
  (e) Appendix A, dated April 17, 1996, to the Custodian Agreement, dated
December 1, 1994, be   tween The Bank of New York and Fidelity Commonwealth
Trust on behalf of Fidelity Intermedi-   ate Bond Fund is incorporated
herein by reference to Exhibit 8(b) of Daily Money Fund's Post-Ef   fective
Amendment No. 40 (File No. 2-77909).
  (f) Appendix B, dated July 31, 1996, to the Custodian Agreement, dated
December 1, 1994,                 between The Bank of New York and Fidelity
Commonwealth Trust on behalf of Fidelity
       Intermediate Bond Fund is incorporated herein by reference to
Exhibit 8(c) of Fidelity Income    Fund's Post-Effective Amendment No. 35
(File No. 2-92661).
  (g) Fidelity Group Repo Custodian Agreement among The Bank of New York,
J. P. Morgan Securi-   ties, Inc., and the Registrant, dated February 12,
1996, is incorporated herein by reference to Ex-   hibit 8(d) of Fidelity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment
  No. 31.
  (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The
Bank of New York and    the Registrant, dated February 12, 1996, is
incorporated herein by reference to Exhibit 8(e) of Fi-   delity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment
No. 31.
  (i) Fidelity Group Repo Custodian Agreement among Chemical Bank,
Greenwich Capital Markets,    Inc., and the Registrant, dated November 13,
1995, is incorporated herein by reference to Exhibit    8(f) of Fidelity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment
No.    31.
  (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between
Chemical Bank and the    Registrant, dated November 13, 1995, is
incorporated herein by reference to Exhibit 8(g) of Fidel-   ity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment
No. 31.
  (k) Joint Trading Account Custody Agreement between The Bank of New York
and the Registrant,    dated May 11, 1995, is incorporated herein by
reference to Exhibit 8(h) of Fidelity Institutional    Cash Portfolios'
(File No. 2-74808) Post-Effective Amendment No. 31.
  (l) First Amendment to Joint Trading Account Custody Agreement between
The Bank of New York    and the Registrant, dated July 14, 1995, is
incorporated herein by reference to Exhibit 8(i) of Fi-   delity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment
No. 31.
  9. Not applicable.
 10. Not applicable.
 11. Consent of Coopers and Lybrand L.L.P. is filed herein as Exhibit 11.
 12. Not applicable.
 13. Not applicable.
 14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
  (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to
Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
  (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 15. (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Bond Fund is filed herein as Exhibit 15(a).
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Market Index Fund is filed herein as Exhibit 15(b).
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Stock Fund is filed herein as Exhibit 15(c).
 16. (a) A schedule for computation of moving averages for Fidelity Small Cap Stock Fund is incorporated herein by reference to Exhibit 16(a) of Post-effective Amendment No. 60.
  (b) A schedule for computation of 30 day yield calculations on behalf of Fidelity Intermediate Bond Fund is Incorporated herein by reference to
Exhibit 16(b) of Post-effective Amendment No. 60.
  (c) A schedule for computation of total return calculations on behalf of Fidelity Intermediate Bond Fund is incorporated herein by reference to
Exhibit 16(c) of Post-Effective No. 60.
 17. Financial Data Schedules for the funds are filed herein as Exhibit 27.
 18. Not applicable.
Item 25.  Persons Controlled by or Under Common Control With Registrant
 The Board of Directors of Registrant is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
April 30, 1997
Title of Class:  Shares of Beneficial Interest
 Name of Series      Number of Record Holders
 Fidelity Intermediate Bond Fund   577,914
 Spartan Market Index Fund    91,463
 Fidelity Small Cap Stock Fund    80,906
 Fidelity Large Cap Stock Fund    10,945
Item 27.  Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Chairman of the Board and Representative Director of
                            Fidelity Investments Japan Limited; President and
                            Trustee of funds advised by FMR.



Robert C. Pozen             President and Director of FMR; President and Director
                            of FMR Texas Inc., FMR (U.K.) Inc., and FMR (Far
                            East) Inc.; General Counsel, Managing Director, and
                            Senior Vice President of FMR Corp.



J. Gary Burkhead            President of FIIS; President and Director of FMR,
                            FMR Texas Inc., FMR (U.K.) Inc., and FMR (Far
                            East) Inc.; Managing Director of FMR Corp.; Senior
                            Vice President and Trustee of funds advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            FMR Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of
                            Equity funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical
                            Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by
                            FMR; Vice President of High Income funds advised by
                            FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR
                            (U.K.) Inc., FMR (Far East) Inc., and FMR Texas Inc.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by
                            FMR; Senior Vice President and Director of
                            Operations and Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Scott Stewart               Vice President of FMR.



Cythia Straus               Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, England
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (Far
                       East) Inc.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FIIS; President and Director of FMR
                       U.K., FMR, FMR (Far East) Inc., and FMR Texas Inc.;
                       Managing Director of FMR Corp.; Senior Vice
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; President and Director
                       of FMR Texas Inc., FMR (U.K.) Inc., and FMR (Far
                       East) Inc.; General Counsel, Managing Director, and
                       Senior Vice President of FMR Corp.



Mark G. Lohr           Treasurer of FMR U.K., FMR, FMR (Far East) Inc.,
                       and FMR Texas Inc.; Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Treasurer of FMR
                       Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.


(3) FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR EAST) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far
                       East, FMR, FMR Corp., FMR Texas Inc., and
                       FMR (U.K.) Inc.; Chairman of the Executive
                       Committee of FMR; President and Chief
                       Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FIIS; President and Director of
                       FMR Far East, FMR Texas Inc., FMR, and FMR
                       (U.K.) Inc.; Managing Director of FMR Corp.;
                       Senior Vice President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; President and
                       Director of FMR Texas Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.; General Counsel,
                       Managing Director, and Senior Vice President of FMR Corp.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments
                       Japan Limited.



Mark G. Lohr           Treasurer of FMR Far East, FMR, FMR (U.K.)
                       Inc., and FMR Texas Inc.; Vice President of
                       FMR.



Stephen G. Manning     Assistant Treasurer of FMR Far East, FMR,
                       FMR (U.K.) Inc., and FMR Texas Inc.; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and
                       FMR Corp.; Assistant Clerk of FMR; Secretary of FMR Texas Inc.



Robert Auld            Vice President of FMR Far East.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

Mark Peterson          Director                   None

Paul Hondros           President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, The Bank of New York, 110 Washington Street, New York, N.Y. (Fidelity Intermediate Bond Fund), and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA (Spartan Market Index Fund, Fidelity Small Cap Stock Fund, and Fidelity Large Cap Stock Fund).

Item 31.  Management Services
 Not applicable.
Item 32.  Undertakings
The Registrant undertakes for Fidelity Intermediate Bond Fund, Spartan Market Index Fund, Fidelity Small Cap Stock Fund, and Fidelity Large Cap Stock Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and
(2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
The Registrant on behalf of Fidelity Intermediate Bond Fund, Spartan Market Index Fund, Fidelity Small Cap Stock Fund and Fidelity Large Cap Stock Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 62 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 13th day of June 1997.
      FIDELITY COMMONWEALTH TRUST
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee           June 13, 1997

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Kenneth A. Rathgeber    *         Treasurer                       June 13, 1997

Kenneth A. Rathgeber



/s/J. Gary Burkhead                  Trustee                         June 13, 1997

J. Gary Burkhead



/s/Ralph F. Cox                 **   Trustee                         June 13, 1997

Ralph F. Cox



/s/Phyllis Burke Davis      **       Trustee                         June 13, 1997

Phyllis Burke Davis



/s/Robert M. Gates           ***     Trustee                         June 13, 1997

Robert M. Gates



/s/E. Bradley Jones           **     Trustee                         June 13, 1997

E. Bradley Jones



/s/Donald J. Kirk               **   Trustee                         June 13, 1997

Donald J. Kirk



/s/Peter S. Lynch               **   Trustee                         June 13, 1997

Peter S. Lynch



/s/Marvin L. Mann            **      Trustee                         June 13, 1997

Marvin L. Mann



/s/William O. McCoy        **        Trustee                         June 13, 1997

William O. McCoy



/s/Gerald C. McDonough  **           Trustee                         June 13, 1997

Gerald C. McDonough



/s/Thomas R. Williams       **       Trustee                         June 13, 1997

Thomas R. Williams




(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated January 3, 1997 and filed herewith.
* Signature affixed by John H. Costello pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
*** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Plans                   Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance          Fund, L.P.
  Portfolio, L.P.                        Fidelity Union Street Trust
Fidelity Devonshire Trust                Fidelity Union Street Trust II
Fidelity Exchange Fund                   Fidelity Yen Performance Portfolio, L.P.
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint
J. Gary Burkhead my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-8B-2, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 3, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d               January 3, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint John H. Costello and John E. Ferris each of them singly my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue
hereof.   This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Kenneth A. Rathgeber__________   December 19, 1996

Kenneth A. Rathgeber

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates